Exhibit 10.48

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

License Agreement

by and between

The Broad Institute, Inc. and

Neon Therapeutics, Inc.

November 13, 2015

EXECUTION VERSION

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9. INDEMNIFICATION AND INSURANCE	36
9.1 Indemnification	36
9.2 Insurance	37

10. TERM AND TERMINATION	38
10.1 Term	38
10.2 Termination	38
10.3 Effect of Termination	39
10.4 Survival	41

11. MISCELLANEOUS	42
11.1 Confidentiality	42
11.2 Use of Name	44
11.3 Press Release	44
11.4 No Security Interest	44
11.5 Entire Agreement	44
11.6 Notices	44
11.7 Dispute Resolution; Special Arbitration	45
11.8 Governing Law and Jurisdiction	46
11.9 Binding Effect	46
11.10 Headings	47
11.11 Counterparts	47
11.12 Amendment; Waiver	47
11.13 No Agency or Partnership	47
11.14 Assignment and Successors	47
11.15 Force Majeure	47
11.16 Interpretation	47
11.17 Severability	48

ii

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Schedules and Exhibits

Exhibit A	Licensed Patent Rights
Exhibit B	Software License
Exhibit C	Development Plan
Exhibit D	Restricted Stock Agreement

Schedule 1.85	Neoantigen Vaccine Product
Schedule 1.86	NeoVax Product

iii

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LICENSE AGREEMENT

This License Agreement (this “Agreement”) is entered into as of this 13th day of November, 2015 (the “Effective Date”), by and between the Broad Institute, Inc., a non-profit Massachusetts corporation, with a principal office at 415 Main Street, Cambridge, MA 02142 (“Broad”), and Neon Therapeutics, Inc., a Delaware corporation with a principal office at 215 First Street, Cambridge, MA 02142 (“Company”). Company and Broad are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the technology taught in the Licensed Patent Rights (as defined below) was discovered by researchers at Broad, individually or collectively with researchers at Dana Farber Cancer Institute, a not-for-profit Massachusetts corporation with a principal office at 44 Binney Street, Boston, MA 02115 (“DFCI”) or The General Hospital Corporation d/b/a Massachusetts General Hospital, a not-for-profit Massachusetts corporation with a principal office at 55 Fruit Street, Boston, MA 02114 (“MGH,” together with Broad and DFCI, the “Institutions” and individually, an “Institution”);

WHEREAS, Broad, DFCI or MGH is either the sole owner or a co-owner of each of the Licensed Patent Rights;

WHEREAS, pursuant to the Operating Agreement (as defined below), Broad has the right to control the licensing of DFCI’s and MGH’s respective interest in the Licensed Patent Rights, Broad has negotiated this Agreement on behalf of each of Broad, DCFI and MGH, and DFCI and MGH have authorized Broad to enter into this Agreement on their behalf with respect to such Licensed Patent Rights;

WHEREAS, Company is interested in developing and commercializing one or more oncology therapeutics that are covered by the Licensed Patent Rights;

WHEREAS, Company wishes to obtain certain licenses under the Licensed Patent Rights to develop and commercialize Licensed Products;

WHEREAS, Institutions desire to have Licensed Products developed and commercialized to benefit the public and are willing to grant licenses hereunder; and

WHEREAS, Company has represented to Broad, in order to induce Broad to enter into this Agreement, that Company shall commit itself to the development and commercialization of Licensed Products, as set forth herein, so that public utilization shall result therefrom;

NOW, THEREFORE, the Parties hereto, intending to be legally bound, hereby agree as follows:

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1. DEFINITIONS.

Whenever used in this Agreement with an initial capital letter, the terms defined in this Article 1, whether used in the singular or the plural, shall have the meanings specified below.

1.1 “Abandoned Patent Rights” has the meaning set forth in Section 6.4.1.

1.2 “Achieved Milestone” has the meaning set forth in Section 4.3.1.1.

1.3 “Additional Family 3 Licensee” has the meaning set forth in Section 6.3.

1.4 “Additional National Stage Filings” has the meaning set forth in Section 6.1.4.

1.5 “Affiliate” means, as to any Person, any other Person that controls, is controlled by, or is under common control with, such Person. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means the possession, directly or indirectly, of the power to direct the management or policies of an organization or entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or otherwise. Without limiting the foregoing, control shall be presumed to exist when a Person (a) owns or directly controls more than fifty percent (50%) of the voting securities or other ownership interest of another Person or (b) possesses, directly or indirectly, the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the other Person.

1.6 “Agreement” has the meaning set forth in the Preamble.

1.7 “Arbitration Dispute” means a dispute by the Broad under Section 4.4.2 regarding Company’s credit of amounts actually paid by Company to a Third Party against the Royalties due to Broad for Licensed Products or under Section 4.5 of the relative value to be attributed to a Sublicense of the Licensed Patent Rights as part of an overall sublicense agreement.

1.8 “Arbitrators” has the meaning set forth in Section 11.7.2.

1.9 “Bankruptcy Event” means, with respect to any Person, any of the following:

(a) such Person shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

(b) an involuntary case or other proceeding shall be commenced against such Person seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days; or

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(c) an order for relief shall be entered against such Person under the federal bankruptcy laws as now or hereafter in effect; or a receiver or trustee shall be appointed with respect to such Person or all or substantially all of the assets of such Person.

1.10 “Broad” has the meaning set forth in the Preamble.

1.11 “Broad Confidential Information” has the meaning set forth in Section 11.1.1.

1.12 “Broad Response Period” has the meaning set forth in Section 3.4.

1.13 “Calendar Quarter” means each of the periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 during the Term; provided that, the first Calendar Quarter of the Term shall begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of the Term shall end on the last day of the Term.

1.14 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31; provided that, the first Calendar Year of the Term shall begin on the Effective Date and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of the Term.

1.15 “Challenging Party” means any Person that brings, assumes or participates in, or that knowingly or willfully assists in bringing, a Patent Challenge.

1.16 “Change of Control” means, with respect to Company, (a) a merger or consolidation of Company with a third party which results in the voting securities of Company outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a third party, together with its Affiliates, becomes the owner of more than fifty percent (50%) of the combined voting power of Company’s outstanding securities other than through issuances by Company of securities of Company in a bona fide financing transaction or series of related bona fide financing transactions, or (c) the sale or other transfer to a third party of all or substantially all of Company’s assets or business to which this Agreement relates.

1.17 “Claims” has the meaning set forth in Section 9.1.1.

1.18 “Combination Product” means (a) a product containing a Licensed Product together with one or more active ingredients not Covered by the Licensed Patent Rights, whether co-formulated or co-packaged, or (b) a Licensed Product sold in combination with one or more other products or services not Covered by the Licensed Patent Rights for a single invoice price (such other active ingredients described in clause (a) and such other products or services described in this clause (b), “Other Components”).

1.19 “Company” has the meaning set forth in the Preamble.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.20 “Company Confidential Information” has the meaning set forth in Section 11.1.1.

1.21 “Company Exclusive License” has the meaning set forth in Section 2.1.1.

1.22 “Company Non-Exclusive License” has the meaning set forth in Section 2.1.3.

1.23 “Company Patent Rights” mean any Patent Rights that are Controlled by Company or any of its Affiliates (such that Company or its Affiliate may grant access, a license or sublicense thereto) other than the Licensed Patent Rights.

1.24 “Confidential Information” has the meaning set forth in Section 11.1.1.

1.25 “Control” means, as to any Know-How, Patent Right or other intellectual property right, the possession (whether by ownership or license, other than by a license granted pursuant to this Agreement) by a Party or its Affiliates of the ability to grant to the other Party access, ownership, a license or a sublicense as required herein to such Know-How or Patent Right, without (a) violating the terms of any agreement or other arrangement with any Third Party in existence as of the time such Party or its Affiliates would be required hereunder to grant the other Party such access, ownership, license or sublicense, and (b) violating any law or regulation. Cognates of the word “Control” have their correlative meanings. Notwithstanding the foregoing, Broad shall not be deemed to Control any Know-How, Patent Right or other intellectual property right that Broad licenses from a Third Party if (a) Broad would be required to make any payment in connection with the grant of, or Company’s exercise of rights under, such Know-How, Patent Right or other intellectual property right hereunder and (b) Company does not agree in writing to make any such payment to such Third Party on behalf of Broad.

1.26 “Covered” means, with respect to a given product, process, method or service, that a Valid Claim would (absent a license thereunder or ownership thereof) be infringed by the making, using, selling, offering for sale, importation or other exploitation of such product, process, method or service. With respect to a claim of a pending patent application, “infringed” refers to activity that would infringe or be covered by such Valid Claim if it were contained in an issued patent. Cognates of the word “Covered” shall have correlative meanings.

1.27 “Deprioritization” has the meaning set forth in Section 3.4.

1.28 “Developing Country” means any country identified as a Low-income or Lower-middle-income economy in the World Bank “Country and Lending Groups” classification, excluding China, India and Brazil.

1.29 “Development Milestones” means, with respect to a given Licensed Product, the diligence milestones for the development and commercialization of such Licensed Product, as set forth in the Development Plan.

1.30 “Development Plan” means the plan for the development and commercialization of Licensed Products attached hereto as Exhibit C, as such plan may be adjusted from time to time pursuant to Section 3.2.

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1.31 “DFCI” has the meaning set forth in the recitals.

1.32 “Direct License” has the meaning set forth in Section 10.3.1.2.

1.33 “Dispute” has the meaning set forth in Section 11.7.1.

1.34 “Distinct” means, with respect to a product, that such product (a) requires its own IND and Pivotal Trial when compared to another product and (b) differs from such other product on a basis other than (i) the method for producing or manufacturing such product, (ii) the adjuvant used in or with such product, (iii) the method or technology for delivery of such product or its components, or (iv) a reduction in the number of active components in such product compared to the number of active components in such other product if all active components in such product are selected from the set of active components in such other product.

1.35 “Distinct IP Asset Family 1 Products” means two (2) IP Asset Family 1 Products, each of which are Distinct from one another.

1.36 “Distinct IP Asset Family 2 Products” means two (2) IP Asset Family 2 Products, each of which are Distinct from one another.

1.37 “Distinct IP Asset Family Product” means either a Distinct IP Asset Family 1 Product or a Distinct IP Asset Family 2 Product, as the context requires.

1.38 “Documentation and Approvals” has the meaning set forth in Section 10.3.3.2.

1.39 “Effective Date” has the meaning set forth in the Preamble.

1.40 “EOS” means, with respect to a clinical study, the end of such study, as marked by the last dosing of the last subject for the purposes of final collection of data for a primary endpoint under the protocol for such study. For clarity, “dosing” shall not include any dosing related to extensions for compassionate use, expanded access or similar extensions.

1.41 “Executive Officers” has the meaning set forth in Section 11.7.1.

1.42 “Exploit” or “Exploitation” means to research, develop, make, have made, use, have used, sell, offer for sale, have sold, modify, enhance, improve, import, export or commercialize.

1.43 “Extension Request” has the meaning set forth in Section 3.4.

1.44 “FDA” means the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.

1.45 “Field” means the diagnosis, prognosis, prevention or treatment of human disease.

1.46 “First Commercial Sale” means the date of the first sale by Company, its Affiliate or a Sublicensee of a Licensed Product to a Third Party following receipt of Regulatory

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Approval (including pricing or reimbursement approvals where legally required for commercial sale) in the country in which such Licensed Product is sold; provided, however, that any exclusion from the definition of “Net Sales” under Section 1.87.1 (including any sale or other distribution for use in a clinical study, charitable purposes or compassionate use or similar limited purposes) shall not qualify as a “sale” hereunder.

1.47 [***]

1.48 “FPD” means, with respect to a clinical study, the first patient dosed in such clinical study.

1.49 “FTE” means [***] hours of work devoted to or in direct support of marketing and sales of Licensed Products in the Field in the Territory that is carried out by one or more qualified Sublicensees of Company or its Affiliates.

1.50 “FTE Cost” means, for any period, the FTE Rate multiplied by the number of FTEs in such period.

1.51 “FTE Rate” means a rate of $[***] per FTE per Calendar Year, as increased as of January 1 of each Calendar Year to account for any increase, but not decrease, in the Consumer Price Index for All Urban Consumers (CPI-U) since January 1 of the prior Calendar Year.

1.52 “IND” means an FDA Investigational New Drug application, or equivalent application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.53 “Indemnitees” has the meaning set forth in Section 9.1.1.

1.54 “Indemnitor” has the meaning set forth in Section 9.1.1.

1.55 “Ineligible Sublicensees” has the meaning set forth in Section 10.3.1.2.

1.56 “Infringement” has the meaning set forth in Section 7.2.

1.57 “Initiation” means, with respect to a clinical study, the FPD for such clinical study. Cognates of the word “Initiation” shall have correlative meanings.

1.58 “Institution” or “Institutions” has the meaning set forth in the recitals.

1.59 “Institution Equity” shall mean 900,000 shares of common stock of Company.

1.60 “Institution Names” has the meaning set forth in Section 11.2.

1.61 “Invoicing Entity” has the meaning set forth in Section 1.87.

1.62 “IP Asset Family 1 Patent Rights” means the Licensed Patent Rights listed in Section 1 of the attached Exhibit A.

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1.63 “IP Asset Family 1 Product” means [***].

1.64 [***]

1.65 “IP Asset Family 2 Patent Rights” means the Licensed Patent Rights listed in Section 2 of the attached Exhibit A.

1.66 “IP Asset Family 2 Product” means, [***].

1.67 “IP Asset Family 3 License” has the meaning set forth in Section 2.1.2.

1.68 “IP Asset Family 3 Patent Rights” means the Licensed Patent Rights listed in Section 3 of the attached Exhibit A.

1.69 “IP Asset Family 3 Product” means [***].

1.70 “Know-How” means any and all commercial, technical, scientific and other know-how and information, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and know-how, including study designs and protocols), in all cases, whether or not confidential, proprietary, patentable, in written, electronic or any other form. Know-How shall exclude Patent Rights.

1.71 “Lack of Financing” has the meaning set forth in Section 3.4.

1.72 “License Fees” has the meaning set forth in Section 4.2.1.

1.73 “Licensed Know-How” means all Know-How Controlled by Broad regarding the research and development of Neoantigen Vaccine Products which has been disclosed by [***] pursuant to confidential communications prior to the Effective Date under the NDA. Notwithstanding the foregoing, Licensed Know-How excludes [***].

1.74 “Licensed Neoantigen Vaccine Product” means a Neoantigen Vaccine Product that is an IP Asset Family 1 Product or IP Asset Family 2 Product.

1.75 “Licensed NeoVax Product” means a NeoVax Product that is an IP Asset Family 1 Product or IP Asset Family 2 Product.

1.76 “Licensed Patent Rights” means the patents and patent applications set forth on Exhibit A and any and all (a) substitutions, divisionals, renewals, continuations or continuations-in-part (only to the extent of claims that are entitled to the priority date of and directed specifically to the subject matter claimed in the parent application); (b) patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, patents resulting from post-grant proceedings, re-issues and re-examinations; (c) other patents or patent applications claiming and entitled to claim priority to (i) any patent or patent application set forth on Exhibit A or specified in (a) or (b), or (ii) any patent or patent application

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from which a patent or patent application set forth on Exhibit A or specified in (a) or (b) claims and is entitled to claim priority; (d) all rights of priority attendant to any of the patents and patent applications listed in (a) through (c); and (e) in each case of (a) through (c), including all counterparts and foreign equivalents thereof filed in any country in the world.

1.77 “Licensed Products” means any diagnostic, prognostic, preventative or therapeutic product, including any Neoantigen Vaccine Product, the manufacture, use, sale, practice, performance, importation, exportation, commercialization or other exploitation of which, in a given country in the Territory, is Covered by at least one Valid Claim of the Licensed Patent Rights in such country.

1.78 “List of Countries” has the meaning set forth in Section 6.1.4.

1.79 “Litigation Expenses” has the meaning set forth in Section 7.2.3.

1.80 “MGH” has the meaning set forth in the recitals.

1.81 “Milestone Event” means any milestone event indicated in Section 4.3.1 or Section 4.3.2.

1.82 “Milestone Payment” means any milestone payment indicated in Section 4.3.1 or Section 4.3.2 corresponding to any Milestone Event.

1.83 “NDA” means that certain Mutual Non-Disclosure Agreement dated October 25, 2013, entered into by and between Broad and Third Rock Ventures, LLC.

1.84 “Negotiation Period” has the meaning set forth in Section 2.7.

1.85 “Neoantigen Vaccine Product” means a therapeutic vaccine product as more fully described on Schedule 1.85.

1.86 “NeoVax Product” means the Neoantigen Vaccine Product more fully described on Schedule 1.86.

1.87 “Net Sales” means the gross amount billed or invoiced by or on behalf of Company, its Affiliates and their Sublicensees and the Sublicensees’ Affiliates (in each case, the “Invoicing Entity”) or if not billed or invoiced the gross amount received by the Invoicing Entity, on sales, leases, uses or other transfers of Licensed Products, less the following to the extent applicable with respect to such sales, leases, uses or other transfers and not previously deducted from the gross invoice price: (a) customary trade, quantity or cash discounts to the extent actually allowed and taken; (b) amounts actually repaid or credited by reason of rejection, return or recall of any previously sold, leased, used or otherwise transferred Licensed Products; (c) rebates, chargebacks and retroactive price adjustments granted or given; (d) allowances for non-collectible receivables; (e) customer freight charges that are paid by or on behalf of the Invoicing Entity; (f) to the extent separately stated on purchase orders, invoices or other documents of sale, any sales, value added or similar taxes, custom duties or other similar governmental charges levied directly on the production, sale, transportation, delivery or use of a Licensed Product that are paid by or on behalf of the Invoicing Entity, but not including any tax levied with respect to income and (g) fees that are imposed pursuant to the Affordable Care Act that are payable on net sales of products; provided that:

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1.87.1 Net Sales shall not include (a) sales or other transfers of any Licensed Product used for clinical studies or other research, or (b) donations for charity or compassionate use for which an Invoicing Entity does not receive consideration;

1.87.2 in any transfers of Licensed Products between an Invoicing Entity and an Affiliate or Sublicensee of such Invoicing Entity not for the purpose of resale by such Affiliate or Sublicensee, Net Sales shall be equal to the fair market value of the Licensed Products so transferred, assuming an arm’s length transaction made in the ordinary course of business;

1.87.3 in the event that (a) an Invoicing Entity receives non-cash consideration for any Licensed Products, (b) an Invoicing Entity sells Licensed Products in a transaction not at arm’s length with a non-Affiliate of an Invoicing Entity, or (c) any Licensed Product is sold by an Invoicing Entity at a discounted price that is substantially lower than the customary prices charged by such Invoicing Entity, Net Sales shall be calculated based on the fair market value of such consideration or transaction, assuming an arm’s length transaction made in the ordinary course of business, provided that, if a Licensed Product is sold under circumstances in which the discounted price is the result of market forces and not a quid pro quo for value other than the monetary consideration charged in such sale of Licensed Product, such discounted price shall be deemed to be a customary price;

1.87.4 with respect to any provision hereof requiring a calculation of fair market value, assuming an arm’s length transaction made in the ordinary course of business, Invoicing Entity may use the average price of the relevant Licensed Product sold for cash during the relevant period in the relevant country; and

1.87.5 sales of Licensed Products by an Invoicing Entity to its Affiliate or Sublicensee or to an Affiliate of a Sublicensee for resale by such Affiliate, Sublicensee or Affiliate of a Sublicensee shall not be deemed Net Sales. Instead, Net Sales shall be determined based on the gross amount billed or invoiced by such Affiliate, Sublicensee or Affiliate of a Sublicensee upon resale of such Licensed Products to any third party that is not an Affiliate, Sublicensee or Affiliate of a Sublicensee of the Invoicing Entity.

1.87.6 With respect to sales of any Combination Product in a country, the Parties shall determine Net Sales for such Combination Product in such country by mutual agreement based on the relative contribution of the Licensed Product and the Other Components in the Combination Product.

1.88 “Notice of Interest” has the meaning set forth in Section 2.7.

1.89 “Notice Period” has the meaning set forth in Section 2.7.

1.90 “Operating Agreement” means that certain Operating Agreement by and among Broad, the Massachusetts Institute of Technology and President and Fellows of Harvard College, dated July 1, 2009, as amended.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.91 “Other Components” has the meaning set forth in Section 1.18.

1.92 “Party” and “Parties” have the meaning set forth in the Preamble.

1.93 “Past Patent Costs” has the meaning set forth in Section 6.3.

1.94 “Patent Challenge” means any direct or indirect dispute or challenge, or any knowing or willful assistance in the dispute or challenge, of the validity, patentability, scope, priority, construction, non-infringement, inventorship, ownership or enforceability of any Licensed Patent Right or any claim thereof, or opposition or assistance in the opposition of the grant of any letters patent within the Licensed Patent Rights, in any legal or administrative proceedings, including in a court of law, before the United States Patent and Trademark Office or other agency or tribunal in any jurisdiction, or in arbitration including, without limitation, by reexamination, inter partes review, opposition, interference, post-grant review, nullity proceeding, preissuance submission, third party submission, derivation proceeding or declaratory judgment action; provided, however, that the term Patent Challenge shall not include Company or its Affiliates being named as an essential party or real party in interest in any patent interference proceeding before the United States Patent and Trademark Office, so long as Company either abstains from participation in, or acts in good faith to settle, the interference. For clarity, a Patent Challenge shall not include arguments made by Company that (a) distinguish the inventions claimed in Company Patent Rights from those claimed in the Licensed Patent Rights and (b) do not disparage the Licensed Patent Rights or raise any issue of Licensed Patent Rights’ compliance with or sufficiency under applicable patent laws, regulations or administrative rules, in each case, (i) in the ordinary course of ex parte prosecution of the Company Patent Rights or (ii) in inter partes proceedings before the United States Patent and Trademark Office or other agency or tribunal in any jurisdiction (excluding interferences or derivation proceedings), or in arbitration, wherein the Company Patent Rights have been challenged. For further clarity, satisfaction of any requirement to submit information or materials to the United States Patent Office under 37 CFR 1.56, or similar requirement in a foreign jurisdiction, shall not constitute a Patent Challenge under this section.

1.95 “Patent Costs” has the meaning set forth in Section 6.3.

1.96 “Patent Rights” means patents and patent applications and any and all (a) substitutions, divisionals, renewals, continuations or continuations-in-part (only to the extent of claims that are entitled to the priority date of and directed specifically to the subject matter claimed in the parent application); (b) patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, patents resulting from post-grant proceedings, re-issues and re-examinations; (c) other patents or patent applications claiming and entitled to claim priority to (i) any patent or patent application specified in (a) or (b), or (ii) any patent or patent application from which a patent or patent application specified in (a) or (b) claims and is entitled to claim priority; (d) all rights of priority attendant to any of the patents and patent applications listed in (a) through (c); and (e) in each case of (a) through (c), including all counterparts and foreign equivalents thereof filed in any country in the world.

1.97 “PCT” has the meaning set forth in Section 2.7.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.98 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.99 “Phase I Clinical Study” means, as to a specific Licensed Product, a study of such product in humans designed to satisfy the requirements of 21 C.F.R. § 312.21(a), as amended from time to time, or the corresponding regulation in jurisdictions other than the United States.

1.100 “Phase II Clinical Study” means, as to a specific Licensed Product, (a) a preliminary efficacy and safety human clinical study in any country conducted to evaluate such product for a particular indication or indications in patients with the disease or condition under study, where at least one of the primary endpoints of such study is an efficacy endpoint, or (b) any human clinical study that satisfies the requirements of 21 C.F.R. § 312.21(b), as amended from time to time, or the corresponding regulation in jurisdictions other than the United States.

1.101 “Phase III Clinical Study” means, as to a specific Licensed Product, (a) a human clinical study in any country, whether controlled or uncontrolled, that is performed to obtain Regulatory Approval of such Licensed Product after preliminary evidence suggesting its effectiveness under evaluation has been obtained, and intended to confirm with statistical significance the efficacy and safety of such Licensed Product, to evaluate its overall benefit-risk relationship and to provide an adequate basis for physician labeling, or (b) a human clinical study that satisfies the requirements of 21 C.F.R. § 312.21(c), as amended from time to time, or the corresponding regulation in jurisdictions other than the United States.

1.102 “Pivotal Trial” means, as to a specific Licensed Product, the first of either a Phase II Clinical Study or Phase III Clinical Study that is intended to be sufficient for obtaining Regulatory Approval for such Licensed Product in any jurisdiction.

1.103 “Proprietary Software” means the software programs licensed by Broad to Company pursuant to the Software License.

1.104 “Prosecution” or “Prosecute” means the preparation, filing, prosecution, issuance and maintenance of Patent Rights, including continuations, continuations-in-part, divisionals, extensions, reexaminations, inter partes review, reissues, supplemental examinations, appeals, interferences, derivation proceedings, oppositions, all other proceedings before the United States Patent and Trademark Office (including the Patent Trial and Appeal Board) and foreign patent offices, and any judicial or other appeals of the foregoing. Cognates of the word “Prosecution” have their correlative meanings.

1.105 “Record Retention Period” has the meaning set forth in Section 5.3.

1.106 “Regulatory Approval” means those clearances or approvals (including pricing or reimbursement approvals, as applicable) of a Regulatory Authority, with respect to any jurisdiction, that are legally required for the sale of Licensed Products in such jurisdiction.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.107 “Regulatory Authority” means any applicable government regulatory authority involved in granting clearances or approvals for the manufacturing or marketing of a Licensed Product, including, in the United States, the FDA.

1.108 “Replacement Product” has the meaning set forth in Section 4.3.6.

1.109 “Restricted Stock Agreement” means a Restricted Stock Agreement, substantially in the form attached hereto as Exhibit D, entered into by and between Company and an Institution in connection with the issuance of equity securities by Company under Section 4.6, and “Restricted Stock Agreements” means all of the Restricted Stock Agreements entered into by and between Company and Institutions in connection with the issuance of equity securities by Company under Section 4.6.

1.110 “Royalties” has the meaning set forth in Section 4.4.1.

1.111 “Royalty Term” means, on a country-by-country and product-by-product basis, the period commencing on the Effective Date and ending on the later of: (a) the expiration of the last Valid Claim within the Licensed Patent Rights Covering the Licensed Product or (b) the tenth (10th) anniversary of the date of the First Commercial Sale of the Licensed Product.

1.112 “Skipped Milestone” has the meaning set forth in Section 4.3.1.1.

1.113 “Software License” means that the software license attached hereto as Exhibit B, entered into by and between Company and Broad in accordance with Section 2.8.

1.114 “Sublicense” means an agreement in which Company (a) grants or otherwise transfers any of the rights licensed to Company hereunder or rights that are relevant to Exploiting Licensed Products, (b) agrees not to assert such rights or to sue, prevent or seek a legal remedy for the practice of same, or (c) is under an obligation to grant, assign or transfer any such rights or non-assertion, or to forebear from granting or transferring such rights to any other entity, including by means of an option. Agreements expressly considered Sublicenses include licenses, option agreements, “lock up” agreements, right of first refusal agreements, non-assertion agreements, covenants not to sue, distribution agreements that grant or otherwise transfer any rights licensed to Company hereunder, or similar agreements. Excluded from this definition of “Sublicense” are (a) a sublicense to an Affiliate of Company under Section 2.3 and (b) an assignment of this Agreement in compliance with Section 11.14. For the avoidance of doubt, if a Sublicense is entered into pursuant to an option or similar agreement that is also a Sublicense, then the date of execution of the Sublicense shall be the execution date of the Sublicense that is an option or similar agreement, not the date of the exercise of the option or similar agreement.

1.115 “Sublicense Income” means all consideration received by Company or its Affiliates from a Sublicensee in consideration of the grant of a Sublicense of the rights granted to Company under Section 2.1 hereunder. Sublicense Income shall include any license fees, milestone or option payments, license maintenance fees and other payments. Sublicense Income shall specifically exclude: (i) royalties on net sales of Licensed Products, (ii) future research support payments, (iii) the fair market value of amounts received as payment of equity or debt securities of Company, (iv) reimbursement for patent expenses at their out-of-pocket costs, (v) manufacturing costs, and (vi) FTE Costs. In the event that non-cash consideration is received as Sublicense Income, Sublicense Income shall be calculated based on the fair market value of such non-cash consideration at the time of the transaction.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.116 “Sublicensee” means any Third Party to whom Company has granted a Sublicense.

1.117 “Suit” has the meaning set forth in Section 11.8.

1.118 “Temporary Extension” has the meaning set forth in Section 10.3.1.2.

1.119 “Term” means the term of this Agreement as set forth in Section 10.1.

1.120 “Territory” means worldwide.

1.121 “Third Party” means any Person that is not (a) Broad, (b) Company or (c) an Affiliate of Company.

1.122 “Valid Claim” means: (a) a claim of an issued and unexpired patent within the Licensed Patent Rights that has not been (i) held permanently revoked, unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, (ii) disclaimed or rendered unenforceable through disclaimer or otherwise, or (iii) abandoned, or (b) a pending claim of a pending patent application within the Licensed Patent Rights, which claim has not been pending for more than [***] years from the first substantive office action with respect to the pending claim and has not been abandoned or finally rejected without the possibility of appeal or refiling or without such appeal having been taken or refiling having been made within the applicable time periods. The invalidity of a particular claim in one or more countries shall not invalidate such claim in any remaining countries. For the avoidance of doubt, a pending claim of a patent application filed pursuant to the Patent Cooperation Treaty shall be considered pending in all designated jurisdictions.

2. LICENSE.

2.1 License Grants

2.1.1 Exclusive Patent License Grant. Subject to the terms of this Agreement, Broad hereby grants, on behalf of itself and each Institution, to Company an exclusive, royalty-bearing license, with the right to grant sublicenses in accordance with Sections 2.3 and 2.5, under each Institution’s respective interest in the IP Asset Family 1 Patent Rights and the IP Asset Family 2 Patent Rights, to Exploit Licensed Products in the Field in the Territory during the Term (the “Company Exclusive License”).

2.1.2 Non-Exclusive Patent License Grant. Subject to the terms of this Agreement, Broad hereby grants, on behalf of itself and each Institution, to Company a non-exclusive, royalty-bearing license, with the right to grant sublicenses in accordance with Sections 2.3 and 2.5, under each Institution’s respective interest in the IP Asset Family 3 Patent Rights, to Exploit Licensed Products in the Field in the Territory during the Term (the “IP Asset Family 3 License”).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.1.3 Non-Exclusive Know-How License Grant. Subject to the terms of this Agreement, Broad hereby grants, on behalf of itself and each Institution, to Company a non- exclusive, fully paid up, royalty-free license, with the right to grant sublicenses in accordance with Sections 2.3 and 2.5, under each Institution’s respective interest in the Licensed Know-How, to Exploit any diagnostic, prognostic, preventative or therapeutic product in the Field in the Territory during the Term (the “Company Non-Exclusive License”).

2.2 Reservation of Rights. Notwithstanding anything herein to the contrary:

2.2.1 Government Rights. Any and all licenses and other rights granted under this Agreement are limited by and subject to any rights of the United States government and any obligations of the Institutions under 35 U.S.C. §§ 200-212 and 37 CFR Part 401 et seq.; any right granted in this Agreement greater than that permitted under 35 U.S.C. §§ 200-212 and 37 CFR Part 401 et seq. shall be subject to modification as may be required to conform to the provisions of those statutes and regulations.

2.2.2 Research Reservation. In addition to the reservation of rights under Section 2.2.1, the Company Exclusive License is subject to Broad’s reservation of the right, for itself and other academic, government and non-profit research institutions, to make, use and practice the Licensed Patent Rights for research, teaching, or educational purposes, both in the laboratory and clinical setting.

2.3 Affiliates. The licenses granted to Company under Section 2.1 include the right to have some or all of Company’s rights or obligations under this Agreement exercised or performed by one or more of Company’s Affiliates through a written sublicense between Company and such Affiliate(s) pursuant to this Section 2.3; provided, however, that (a) Company shall notify Broad in writing in advance of any Affiliate exercising or performing any of Company’s rights or obligations under this Agreement; (b) prior to any Affiliate exercising or performing any of Company’s rights or obligations under this Agreement, such Affiliate shall have agreed in writing to be bound by the terms and conditions of this Agreement as if it were Company hereunder, including specific acknowledgment that Broad is an intended third party beneficiary of the provisions of such agreement and the sublicense to the extent such provisions relate to the sublicensing of rights under this Agreement, and such written agreement shall include the requirements and limitations described in clauses (c) and (d) of this Section 2.3; (c) Company shall require such Affiliate to indemnify, defend and hold harmless Indemnitees and to carry insurance under the same terms as are set forth in Article 9 of this Agreement; (d) no such Affiliate shall be entitled to grant, directly or indirectly, to any Person any right of whatever nature under, or with respect to, or permitting any use or exploitation of Licensed Patent Rights or Licensed Know-How; (e) any act or omission by an Affiliate of Company shall be deemed an act or omission by Company hereunder, and Company shall be responsible for each of its Affiliates complying with all obligations of Company under this Agreement (including without limitation all restrictions placed on Company herein); and (f) any assumption of rights or obligations by Affiliates of Company under this Agreement shall not relieve Company of any of its obligations under this Agreement.

2.4 Right to Subcontract. If Company desires to exercise any of the rights or obligations that Company may have under this Agreement by subcontracting the exercise or

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

performance of all or any portion of such rights and obligations on Company’s behalf, Company shall be entitled to do so, provided that (a) such contract service providers obtain no rights in or to Licensed Patent Rights or Licensed Know-How; (b) any subcontract granted or entered into by Company as contemplated by this Section 2.4 of the exercise or performance of all or any portion of the rights or obligations that Company may have under this Agreement shall not relieve Company from any of its obligations under this Agreement; (c) any act or omission by a subcontractor of Company shall be deemed an act or omission of Company hereunder; and (d) Company shall be responsible for each of its subcontractors complying with all obligations of Company under this Agreement (including without limitation all restrictions placed on Company herein).

2.5 Sublicenses

2.5.1 Sublicense Rights. Company shall be entitled to sublicense through multiple tiers the rights granted to it under Section 2.1 [***].

2.5.2 Sublicense Agreements. Company shall ensure that any Sublicense shall be on terms and conditions in compliance with and not inconsistent with the terms of this Agreement. Company shall furnish Broad with a fully-executed copy of any Sublicense promptly after execution of such Sublicense; provided that, Company may redact from such copy confidential terms of such Sublicense that relate to the technical characteristics of any product or service or otherwise are not necessary for Broad to monitor compliance by Company or such Sublicense with the terms and conditions of this Agreement. For clarity, Broad shall use any such copies of Sublicenses solely for the purpose of monitoring Company’s and Sublicensees’ compliance with their obligations and enforcing Broad’s rights under this Agreement in relation thereto. Any Sublicense shall require a written agreement, which shall be subject and subordinate to the terms and conditions of this Agreement, and shall contain terms sufficient to enable Company to comply with this Agreement, including the following:

2.5.2.1 a requirement that Sublicensee indemnify, defend and hold harmless Indemnitees, and carry insurance, under the same terms as are set forth in Article 9 of this Agreement;

2.5.2.2 a statement that Broad is an intended third party beneficiary of such Sublicense for the purpose of enforcing all patent challenge, indemnification and insurance provisions of such Sublicense and enforcing the right to terminate such Sublicense for breach of such provisions;

2.5.2.3 a provision stating that in the event Sublicensee directly or indirectly brings, assumes, or participates in, or knowingly, willfully or recklessly assists in bringing, a Patent Challenge then Company shall be entitled to terminate the Sublicense;

2.5.2.4 a provision specifying that, in the event of termination of the licenses set forth in Section 2.1 in whole or in part (e.g., as to one license or the other, or as to termination in a particular country), any existing Sublicense agreement shall terminate to the same extent of such terminated license, subject to Sublicensee’s right to receive a Direct License from Broad in accordance with Section 10.3.1.2 hereof;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.5.2.5 a provision specifying that Sublicensee may only sublicense its rights under such Sublicense agreement through [***] (other than to Affiliates of the Sublicensee and other than may be agreed in writing by Broad) and that such sub-sublicenses are subject to all restrictions on the granting of Sublicenses herein;

2.5.2.6 a provision requiring Sublicensee to comply with Section 8.1 and Section 11.2 of this Agreement; and

2.5.2.7 a provision prohibiting the Sublicensee from assigning the Sublicense agreement without the prior written consent of Broad, except that Sublicensee may assign the Sublicense agreement without such prior written consent to the same extent Company may assign this Agreement under Section 11.14.

2.5.3 Company Liability. Notwithstanding any Sublicense, Company shall remain primarily liable to Broad for all of Company’s duties and obligations contained in this Agreement, and any act or omission of a Sublicensee which would be a breach of this Agreement if performed by Company shall be deemed to be a breach by Company of this Agreement.

2.5.4 Termination. Unless otherwise agreed in writing by Broad or provided in Section 10.3.1.2, all Sublicenses shall automatically terminate effective upon termination of this Agreement.

2.6 [***].

2.7 Notice and Good Faith Negotiation. Broad agrees that it will promptly notify Company in writing after filing any provisional, utility or Patent Cooperation Treaty (“PCT”) patent application for a [***]. Where such filing is a utility or PCT filing, Broad agrees to provide a copy of such filing with the notice. With respect to any [***], Company shall have [***] days after receipt of such notice (the “Notice Period”) to notify Broad in writing of its interest in receiving an exclusive license to such [***] (the “Notice of Interest”). If Company delivers to Broad a Notice of Interest within the Notice Period, then Broad shall not grant any rights to a Third Party with respect to such [***] for the period ending [***] days after the date of the Notice of Interest (which period may be extended by mutual agreement of Company and Broad) in order to provide Company with an opportunity to negotiate a mutually acceptable exclusive license agreement with respect to such [***] (the “Negotiation Period”). If (a) Company does not deliver to Broad a Notice of Interest within the Notice Period for any [***], or (b) the Parties fail to reach agreement on and execute a definitive agreement within the Negotiation Period for such [***], then Broad may grant rights to a Third Party with respect to such [***] (i) after expiration of the Notice Period, in the case of clause (a) or (ii) after expiration of the Negotiation Period, in the case of clause (b). Notwithstanding the foregoing, any rights granted under this Section 2.7 shall be subject to the conflict of interest rules of Broad, as such rules exist as of the date of delivery of the Notice of Interest. For clarity, Broad shall have no obligations under this Section 2.7 with respect to any [***] that is not [***], other than to notify Company of such [***] in accordance with the first sentence of this Section 2.7.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.8 Software License. Concurrently with the execution of this Agreement, the Parties have entered into the Software License attached hereto as Exhibit B, which Software License shall govern the license by Broad to Company of the Proprietary Software.

2.9 No Other Grant of Rights. Except as expressly provided herein, nothing in this Agreement shall be construed to confer any ownership interest, license or other rights upon Company or its Affiliates or Sublicensees by implication, estoppel or otherwise as to any technology, intellectual property, products or biological materials of Broad or any other entity, regardless of whether such technology, intellectual property, products or biological materials are dominant, subordinate or otherwise related to any Licensed Patent Rights.

3. DEVELOPMENT AND COMMERCIALIZATION.

3.1 Diligence; Development Milestones. Company shall use commercially reasonable efforts and shall cause its Affiliates and Sublicensees to use commercially reasonable efforts: (a) to research and develop at least one IP Asset Family 1 Product or IP Asset Family 2 Product within the Field; (b) to introduce at least one IP Asset Family 1 Product or IP Asset Family 2 Product within the Field into the commercial market; and (c) to market at least one IP Asset Family 1 Product or IP Asset Family 2 Product within the Field following such introduction into the market and to make such IP Asset Family 1 Product or IP Asset Family 2 Product reasonably available to the public. In addition, Company, by itself or through its Affiliates or Sublicensees, shall achieve each of the Development Milestones within the time periods specified in the Development Plan attached hereto as Exhibit C, subject to the adjustment mechanism set forth in Section 3.4.

3.2 Development Plan; Adjustments. The initial Development Plan for the development and commercialization of Licensed Products, including the Development Milestones and the time periods for their achievement, is attached hereto as Exhibit C. Company shall be entitled, from time to time, to make such commercially reasonable adjustments to the Development Plan as Company believes, in its good faith judgment, are necessary in order to meet the Development Milestones, provided that Company shall not be entitled to make any adjustments to the Development Milestones except as expressly set forth in Section 3.4.

3.3 Diligence Reporting. Within [***] days after the end of each Calendar Year, Company shall furnish Broad with a written report summarizing its, its Affiliates’ and its Sublicensees’ efforts during the prior Calendar Year to Exploit Licensed Products within the Field, including a summary of: (a) research and development activities, including information regarding specific Licensed Products in development and their therapeutic applications; (b) status of applications for Regulatory Approvals; and (c) commercialization efforts. The report shall also include a summary of intended efforts for the then current Calendar Year. The report shall be written in sufficient detail for Broad to assess whether Company is in compliance with its obligations under Section 3.1. Together with each report provided under this Section 3.3 Company shall provide Broad with a copy of the then-current Development Plan which shall include sufficient detail to enable Broad to assess which Licensed Products, if any, are in development and the status of any such development.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.4 Adjustment of Development Milestones; Diligence Breach. Broad acknowledges and agrees that the technical and regulatory paths for Exploiting Neoantigen Vaccine Products are high risk and unknown and therefore it is in the best interests of the Parties to provide for adjustment to the Development Milestones on account of circumstances generally outside the direct control of Company. If Company is making commercially reasonable efforts in accordance with Section 3.1 and believes that, despite such commercially reasonable efforts, it will not achieve a Development Milestone by the applicable deadline, it may notify Broad in writing at least [***] days in advance of such deadline of Company’s request to extend or amend such Development Milestone (each, an “Extension Request”). Company shall include in such Extension Request (a) a reasonably detailed written summary of its research and development efforts with respect to IP Asset Family 1 Products and IP Asset Family 2 Products within the Field through the date of such Extension Request, (b) a reasonable explanation for the anticipated delay in achieving or failure to achieve a Development Milestone and (c) a reasonably detailed written plan for achieving a reasonably extended or amended Development Milestone (and all subsequent Development Milestones). If Company’s reasons for such delay or failure are not (i) Company’s inability to obtain for a continuous period lasting at least [***] months sufficient financing to achieve such Development Milestone (“Lack of Financing”) nor (ii) Company’s prioritization of programs that do not involve Licensed Neoantigen Vaccine Products ahead of programs that involve Licensed Neoantigen Vaccine Products (as evidenced by Company’s material diminution of resources devoted to Licensed Neoantigen Vaccine Product programs in preference to the devotion of such resources to programs that do not involve Licensed Neoantigen Vaccine Products) (“Deprioritization”), and if the proposed extended Development Milestones are commercially reasonable, Exhibit C shall be deemed amended effective [***] days after the date of the Extension Request to reflect the extended or amended Development Milestones as set forth in such Extension Request. For clarity, Company shall not be entitled to an extension of any Development Milestone and Exhibit C shall not be deemed amended as a result of any Extension Request if Lack of Financing or Deprioritization have caused the delay or failure in connection with which such Extension Request is made or if the proposed extended Development Milestones are not commercially reasonable. Upon the request of Broad within [***] days following receipt of any Extension Request, Company shall (A) meet with Broad to discuss the content of such Extension Request and (B) provide Broad with such additional information as Broad may reasonably request relating to Company’s research and development efforts with respect to IP Asset Family 1 Products and IP Asset Family 2 Products within the Field and/or to substantiate that Lack of Financing and Deprioritization have not occurred and/or to demonstrate that the proposed extended Development Milestones are commercially reasonable. If Lack of Financing or Deprioritization have caused the delay or failure in connection with which an Extension Request is made, or if the proposed extended Development Milestones are not commercially reasonable, Broad may grant or deny such Extension Request in Broad’s sole discretion, and Broad shall provide written notice of a grant or denial of any Extension Request to Company within [***] days after receipt of such Extension Request, provided that such period may be reasonably extended by Broad in writing for an additional [***] days if Broad has requested a meeting to discuss the content of such Extension Request or to accommodate any delays in Company’s provision of any additional information requested by Broad, each as provided in the immediately preceding sentence (such [***] period, as it may be extended in accordance with the preceding proviso, the “Broad Response Period”). Unless Broad denies such Extension Request within the Broad Response Period, Exhibit C shall

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

be deemed amended to reflect the extended or amended Development Milestones as set forth in such Extension Request. If Broad provides notice to Company within the Broad Response Period that Broad is denying an Extension Request, and Company fails to achieve a Development Milestone, Broad may treat such failure as a material breach and terminate this Agreement in accordance with Section 10.2.2. For clarity and in addition to the foregoing, if the FDA requires that an additional Phase I Clinical Study be conducted prior to Initiation of a Phase II Clinical Study or Phase III Clinical Study for the Licensed NeoVax Product, then the timing of the Development Milestone for Initiation of the Phase II Clinical Study or Phase III Clinical Study shall be automatically adjusted as set forth on Exhibit C, and, in such case, such adjustment shall not require, and shall not be deemed, an Extension Request by the Company, provided that, in such case, Company notifies Broad in writing promptly upon receiving notice that the FDA is requiring such additional Phase I Study.

4. CONSIDERATION FOR GRANT OF LICENSE.

4.1 License Issue Fee. Company shall pay Broad a non-refundable license fee of seventy-five thousand U.S. Dollars ($75,000), due and payable within [***] days after the Effective Date.

4.2 Annual License Fees

4.2.1 Company agrees to pay Broad annual license maintenance fees (“License Fees”) as follows:

Calendar Years	Maintenance Fee
2016 – 2020	$	[***]
2021 and each subsequent Calendar Year during the Term	$	[***]

4.2.2 Each License Fee shall be due and payable on January 1st of the Calendar Year to which such fee applies and shall be creditable against any Royalties due and payable under Section 4.4 below with respect to Licensed Products sold in the same Calendar Year that such License Fee was due.

4.2.3 The License Fees include all consideration due or payable with respect to the Software License.

4.3 Milestone Payments

4.3.1 IP Asset Family 1 Products.

4.3.1.1 Milestone Payments for IP Asset Family 1 Products. Company shall pay Broad the respective Milestone Payments set forth in this Section 4.3.1.1 for the first achievement of the specified Milestone Event for each of the first [***] Distinct IP Asset Family 1 Products, regardless of whether such Milestone Event is achieved by Company, an Affiliate of Company, a Sublicensee, or a combination thereof:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Milestone Event	Milestone Payment for [***] Distinct IP Asset Family 1 Product		Milestone Payment for [***] Distinct IP Asset Family 1 Product
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]

Company shall make the appropriate Milestone Payment within [***] days after the achievement of such Milestone Event. The Milestone Events set forth in this Section 4.3.1.1 are intended to be successive; if a Distinct IP Asset Family 1 Product is not required to undergo the event associated with a particular Milestone Event for a Distinct IP Asset Family 1 Product (“Skipped Milestone”), such Skipped Milestone shall be deemed to have been achieved upon the achievement by such Distinct IP Asset Family 1 Product of the next successive Milestone Event (“Achieved Milestone”); provided that, the Milestone Events for [***] shall not be deemed to be successive with each other (i.e., [***]). Payment for any Skipped Milestone that is owed in accordance with the provisions of this Section 4.3.1.1 shall be due within [***] days after the achievement of the Achieved Milestone.

4.3.1.2 Annual Net Sales Milestones for IP Asset Family 1 Products. Company shall pay Broad the respective sales Milestone Payments set forth in this Section 4.3.1.2 within [***] days after the end of the Calendar Year in which the following sales Milestone Events are first achieved for each of [***] Distinct IP Asset Family 1 Products, in the Territory, regardless of whether such sales Milestone Event is achieved by Company, an Affiliate of Company or a Sublicensee, or a combination thereof:

Milestone Event	Milestone Payment for [***] Distinct IP Asset Family 1 Product		Milestone Payment for [***] Distinct IP Asset Family 1 Product
Upon the first occasion that aggregate annual Net Sales exceed $[***]	$	[***]	$	[***]
Upon the first occasion that aggregate annual Net Sales exceed $[***]	$	[***]	$	[***]
Upon the first occasion that aggregate annual Net Sales exceed $[***]	$	[***]	$	[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.3.2 IP Asset Family 2 Products.

4.3.2.1 Milestone Payments for IP Asset Family 2 Products. Company shall pay Broad the Milestone Payments set forth in this Section 4.3.2.1 for the first achievement of the specified Milestone Event for each of the [***] Distinct IP Asset Family 2 Products, regardless of whether such Milestone Event is achieved by Company, an Affiliate of Company or a Sublicensee, or a combination thereof:

Milestone Event	Milestone Payment for [***] Distinct IP Asset Family 2 Product		Milestone Payment for [***] Distinct IP Asset Family 2 Product
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]

Company shall make the appropriate Milestone Payment within [***] days after the achievement of such Milestone Event. The Milestone Events set forth in this Section 4.3.2.1 are intended to be successive; if a Skipped Milestone occurs with a particular Milestone Event for a Distinct IP Asset Family 2 Product, such Skipped Milestone shall be deemed to have been achieved upon the achievement by such Distinct IP Asset Family 2 Product of the next successive Milestone Event; provided that, the Milestone Events for [***] shall not be deemed to be successive with each other (i.e., [***]). Payment for any Skipped Milestone that is owed in accordance with the provisions of this Section 4.3.2.1 shall be due within [***] days after the achievement of the Achieved Milestone.

4.3.2.2 Annual Net Sales Milestones for IP Asset Family 2 Products. Company shall pay Broad the respective sales Milestone Payments set forth in this Section 4.3.2.2, within [***] days after the end of the Calendar Year in which the following sales Milestone Events are first achieved for each of [***] Distinct IP Asset Family 2 Products, in the Territory, regardless of whether such Milestone Event is achieved by Company, an Affiliate of Company or a Sublicensee, or a combination thereof:

Milestone Event	Milestone Payment for [***] Distinct IP Asset Family 2 Product		Milestone Payment for [***] Distinct IP Asset Family 2 Product
Upon the first occasion that aggregate annual Net Sales exceed $[***]	$	[***]	$	[***]
Upon the first occasion that aggregate annual Net Sales exceed $[***]	$	[***]	$	[***]
Upon the first occasion that aggregate annual Net Sales exceed $[***]	$	[***]	$	[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.3.3 Milestone Payments for IP Asset Family 1 Products and IP Asset Family 2 Products. In the event that a Milestone Event is achieved by a single Licensed Product that is covered under both IP Asset Family 1 Patent Rights and IP Asset Family 2 Patent Rights, (a) with respect to a Milestone Payment described in Section 4.3.1.1 or Section 4.3.2.1, such product will be characterized such that the highest applicable Milestone Payment is payable by Company with respect to such achievement and (b) with respect to a sales Milestone Event described in Section 4.3.1.2 or Section 4.3.2.2, such product will be deemed to be an IP Asset Family 1 Product.

4.3.4 Multiple Milestone Payments. Notwithstanding the foregoing to the contrary, Company shall pay Broad the respective Milestone Payments set forth in this Section 4.3 for the first achievement of the specified Milestone Event for each of the first [***] Distinct IP Asset Family Products only and not for the achievement of the specified Milestone Event for any subsequent Distinct IP Asset Family Products, regardless of whether such Milestone Event is achieved by Company, an Affiliate of Company, a Sublicensee, or a combination thereof. For clarity and by way of example, [***].

4.3.5 Milestone Reporting. Company shall report to Broad the dates on which it achieves the Milestone Events set forth in Section 4.3.1 and Section 4.3.2 within [***] days after the occurrence of each such Milestone Event.

4.3.6 Replacement Products. If (A) development of a Licensed Product is terminated after any Milestone Payment set forth in Section 4.3.1.1 or Section 4.3.2.1 as applicable, has been made with respect to such Licensed Product and (B) another Licensed Product is selected to replace the terminated Licensed Product and the selected Licensed Product is for the same, substantially similar or closely related indication (“Replacement Product”), then there shall be no payment due upon achievement of the same milestone by such Replacement Product for which Broad already received a Milestone Payment for the original Licensed Product.

4.4 Royalties.

4.4.1 Royalty Rates. Company shall pay to Broad running royalties (“Royalties”) on the aggregate annual Net Sales of Licensed Products during the applicable Royalty Term at the applicable royalty rates set forth below within [***] days following the last day of the Calendar Quarter in which such Royalty accrues. If the Exploitation of any Licensed Product is Covered by more than one Valid Claim of the Licensed Patent Rights, multiple Royalties shall not be due as a result of being so Covered. For the avoidance of doubt, in the event that a single Licensed Product is covered under both IP Asset Family 1 Patent Rights and

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IP Asset Family 2 Patent Rights, multiple Royalties shall not be due as a result; rather, the sale of such Licensed Product shall count as only one (1) sale of an IP Asset Family 1 Product and the applicable royalty rate set forth in Section 4.4.1.1 shall apply.

4.4.1.1 Royalty Rates for IP Asset Family 1 Products

Annual Net Sales of IP Asset Family 1 Products	Royalty Rate
On the portion of worldwide annual Net Sales less than or equal to $[***]	[***]%
On the portion of worldwide annual Net Sales greater than $[***] but less than or equal to $[***]	[***]%
On the portion of worldwide annual Net Sales greater than $[***]	[***]%

4.4.1.2 Royalty Rates for IP Asset Family 2 Products

Annual Net Sales of IP Asset Family 2 Products	Royalty Rate
On the portion of worldwide annual Net Sales less than or equal to $[***]	[***]%
On the portion of worldwide annual Net Sales greater than $[***] but less than or equal to $[***]	[***]%
On the portion of worldwide annual Net Sales greater than $[***]	[***]%

4.4.1.3 Royalty Rates for IP Asset Family 3 Products

Annual Net Sales of IP Asset Family 3 Products	Royalty Rate
All worldwide annual Net Sales	[***]%

4.4.2 Third Party Royalty Offset. If Company or any of its Affiliates or Sublicensees is legally required by a future court order, settlement agreement, contract, or other legally binding written commitment to make payments to a Third Party of running royalties on net sales of Licensed Products for a license under, or the use of, Patent Rights held by such Third Party that Cover the Exploitation of such Licensed Product and are reasonably necessary for the commercialization of such Licensed Product, then Company shall be entitled to credit [***] of the amounts actually paid by Company to such Third Party against the Royalties due to Broad for

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

such Licensed Products under Section 4.4.1 of this Agreement. In the event that Company is entitled to take a credit under this Section 4.4.2, and takes a credit against Royalties due to Broad under this Agreement, then in the royalty report due to Broad under Section 5.1.1 at the time such credit is taken, Company shall include a calculation of the credit taken and, with the first such royalty report on which such credit is taken, the basis for Company’s determination of reasonable commercial necessity. In no event shall payments to Broad be reduced pursuant to this Section 4.4.2 such that Broad receives less than [***] of the rates set forth in Section 4.4.1. Any amounts that are not offset during a reporting period shall not be creditable against payments arising in subsequent reporting periods. In the event that Broad disagrees with Company’s credit of amounts actually paid by Company to a Third Party against the Royalties due to Broad for Licensed Products, then such Arbitration Dispute will be resolved in accordance with the procedures set forth in Sections 11.7.1 and 11.7.2.

4.4.3 Patent Challenge. Subject to the provisions of this Section 4.4.3, in the event that Company or any of its agents, Affiliates or Sublicensees is or becomes a Challenging Party, then (a) Company shall provide Broad with at least [***] days’ notice prior to Company’s taking any such action and with notice no later than [***] days after Company becomes aware of a Patent Challenge by its Affiliate or a Sublicensee; (b) Company shall pay all reasonable costs, fees and expenses associated with such Patent Challenge that are incurred by Broad (or DFCI or MGH, as applicable) and their trustees, managers, officers, agents, employees, faculty, affiliated investigators, personnel and staff, including reasonable attorneys’ fees and all reasonable costs associated with administrative, judicial or other proceedings, within [***] days after receiving an invoice from Broad for same; (c) the exclusive licenses granted in this Agreement may, as of the date of initiation of said challenge or opposition, upon notice by Broad to Company, be converted by Broad at its option into a non-exclusive license for the remainder of the Term, and in such event Broad shall have the right to grant other non-exclusive licenses under the Licensed Patent Rights to Third Parties; (d) any fees, royalties, milestones or revenues payable to Broad under Sections 4.2 - 4.5 shall double in amount if and when any Licensed Patent Right survives the Patent Challenge such that it remains valid in whole or in part; and (e) at any time after the Patent Challenge is brought, Broad may, at its option, terminate this Agreement according to Section 10.2.3; provided that if any of subsections (a) through (e) are held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any of the other said subsections. If the Challenging Party is an Affiliate of Company or a Sublicensee, the Party that receives notice of the Patent Challenge shall notify the other Party within [***] days of receipt of such notice, and, if requested by Broad within [***] days after such notice by one Party to the other, the Parties shall meet and discuss Company’s proposed course of action to be taken with respect to such Patent Challenge by such Affiliate or Sublicensee. If Company takes all necessary action as provided in the Sublicense to such Affiliate or Sublicensee to terminate such Sublicense, or, in the case of an Affiliate, if the Affiliate is exercising or performing Company’s rights or obligations as provided in accordance with Section 2.3 and not under a Sublicense, Company takes all necessary action to terminate the right of such Affiliate to exercise or perform Company’s rights or obligations, within [***] days after Company first received notice of such Patent Challenge, subsections (c) through (e) of the first sentence of this Section 4.4.3 shall not apply. Notwithstanding any provision of this Agreement to the contrary, Company shall not have the right to assume or participate in the defense, settlement or other disposition of such Patent Challenge through its status as licensee under this Agreement, but shall pay associated costs, fees and expenses as provided in this Section 4.4.3. The Parties agree

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

that any challenge or opposition to a Licensed Patent Right by Company may be detrimental to Broad (or DFCI or MGH, as applicable), and that the above provisions shall constitute reasonable liquidated damages to reasonably compensate Broad (or DFCI or MGH, as applicable) for any loss it may incur as a result of Company taking such action.

4.5 Sublicense Income. Company shall pay Broad a percentage of Sublicense Income within [***] days following the last day of the Calendar Quarter in which such Sublicense Income is received by Company, in accordance with the rates set forth in Section 4.5.1. [***]. Company agrees that all rights relevant to making, using, selling, offering to sell or importing particular Licensed Products shall be included in or deemed to be included in the same Sublicense under which the rights granted or otherwise transferred to Company hereunder are granted with respect to such Licensed Products for the purpose of calculating Sublicense Income.

4.5.1 Sublicense Income Rates.

Rate Adjustment Event	Percentage of Sublicense Income
[***]	[***]%
[***]	[***]%
[***]	[***]%

4.6 Issuance of Equity. In accordance with the terms of the Restricted Stock Agreements, Company shall, on the Effective Date and concurrent with the execution of this Agreement, as partial consideration for the licenses granted hereunder under [***] with respect to the Neoantigen Vaccine Products, issue to Broad the Institution Equity, which Broad has directed be split among the Institutions, with [***] of the Institution Equity issued to [***].

5. REPORTS; PAYMENTS; RECORDS.

5.1 Reports and Payments

5.1.1 Reports. Within [***] days after the conclusion of each Calendar Quarter commencing with the first Calendar Quarter in which Net Sales are generated or Sublicense Income is received, Company shall deliver to Broad a report containing, as applicable, the following information, on a Licensed Product-by-Licensed Product and country-by-country basis (and, in the case of the requirement under Section 5.1.1(c), to the extent such itemized listing of allowable deductions is available from Sublicensees under the terms of the relevant Sublicenses):

(a) quantity of Licensed Products sold or otherwise transferred by Invoicing Entities for the applicable Calendar Quarter;

(b) the gross amount billed or invoiced for Licensed Products sold or otherwise transferred by Invoicing Entities during the applicable Calendar Quarter;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) a calculation of Net Sales for the applicable Calendar Quarter, including an itemized listing of allowable deductions;

(d) a reasonably detailed accounting of all Sublicense Income received during the applicable Calendar Quarter; and

(e) the total amount payable to Broad in U.S. Dollars on Net Sales and Sublicense Income for the applicable Calendar Quarter, together with the exchange rates used for conversion.

Company shall use reasonable efforts to include in each Sublicense a provision requiring the Sublicensee to provide the information required under this Section 5.1.1. Each such report shall be certified on behalf of Company as true, correct and complete in all material respects with respect to the information required under Sections 5.1.1(a) through 5.1.1(e). If no amounts are due to Broad for a particular Calendar Quarter, the report shall so state.

5.2 Payment Currency. All payments due under this Agreement shall be paid in U.S. Dollars. Conversion of foreign currency to U.S. Dollars shall be made as of the last working day of the applicable Calendar Quarter at the applicable conversion rate existing in the United States (as reported in the Wall Street Journal) or, solely with respect to Sublicenses, at another commercially reasonable, publicly available, applicable conversion rate as may be provided in a Sublicense.

5.3 Records. Company shall maintain, and shall cause its Affiliates and Sublicensees to maintain, customary records relating to the use, research, development and commercialization of the Licensed Products, including records of activities conducted to meet Company’s diligence obligations under this Agreement, and complete and accurate records of the Licensed Products sold or otherwise transferred and any amounts payable to Broad in relation thereto, and records relating to all sublicense arrangements under this Agreement, which records shall contain sufficient information to permit Broad to confirm the accuracy of any reports delivered to Broad under Section 4.3.5, Section 4.5 or Section 5.1, as applicable. Company, its Affiliates or its Sublicensees, as applicable, shall retain such records relating to a given Calendar Year for at least [***] years after the conclusion of that Calendar Year (the “Record Retention Period”).

5.3.1 Audit of Company and Affiliates. During the Record Retention Period, Broad shall have the right, at its sole expense, during normal business hours, to cause an independent, certified public accountant (or, in the case of a non-financial audit, other appropriate auditor) chosen by Broad and reasonably acceptable to Company to inspect such records of Company or its Affiliates for the purposes of verifying the accuracy of any reports and payments delivered under this Agreement (which, for clarity, shall include any reports and payments from Sublicensees) and Company’s compliance with the terms hereof; provided that, Broad shall give Company or its Affiliates reasonable prior written notice (which shall be at least [***] days) prior to conducting any such audit. Company may require the auditor to sign a customary nondisclosure agreement prior to undertaking any such inspection, and any and all books, records, reports and other documents inspected by such accountant shall be deemed Company’s Confidential Information. The accountant shall not disclose to Broad any information other than information relating to the accuracy of reports and payments delivered

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

under this Agreement, and any such information delivered to Broad, including in the form of an audit report, shall be deemed Company’s Confidential Information. Broad may exercise the rights under this Section 5.3.1 only [***] and may audit any given period only once.

5.3.2 Audit of Sublicensees. During the Record Retention Period, Company shall, to the extent practicable under any Sublicense, cause each Sublicensee to provide Broad with a right of audit comparable to that set forth in Section 5.3.1; provided that, in any such audit event, the same protections afforded to Company and its Affiliates shall apply to any Sublicensee, mutatis mutandis. If Company does not have the right to allow Broad to conduct an audit of such Sublicensee for a relevant Calendar Year, Company and Broad shall meet and use reasonable efforts to agree on an appropriate course of action.

5.3.3 Audit Payment Terms. With respect to any audit performed under Section 5.3.1 or Section 5.3.2, the Parties shall reconcile any underpayment or overpayment within [***] days after the accountant delivers the results of the audit. If such audit reveals an underpayment in excess of [***] in any Calendar Year, Company shall reimburse Broad for its out-of-pocket expenses incurred in connection with such audit.

5.4 Late Payments. Any payments by Company that are not paid on or before the date such payments are due under this Agreement and which have not been disputed by Company in good faith shall bear interest at the lower of (a) [***] and (b) the maximum rate allowed by law. Interest shall accrue beginning on the first day following the due date for payment and shall be compounded [***]. Any such overdue payment when made shall be accompanied by all interest so accrued.

5.5 Payment Method. Each payment due to Broad under this Agreement shall be paid by check or wire transfer of funds to Broad’s account in accordance with written instructions provided by Broad. If made by wire transfer, such payments shall be marked so as to refer to this Agreement.

5.6 Withholding and Similar Taxes. All amounts to be paid to Broad pursuant to this Agreement shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes imposed on Company or other government imposed fees or taxes imposed on Company, except as permitted in the definition of Net Sales.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.	PATENT FILING, PROSECUTION AND MAINTENANCE.

6.1 Control

6.1.1 Broad shall be responsible for the Prosecution of the Licensed Patent Rights during the Term. Subject to Section 6.1.4 and Section 6.1.5, Broad shall, with respect to such Licensed Patent Rights: (a) choose patent counsel; (b) instruct such patent counsel to furnish Company with copies of all correspondence relating to the Licensed Patent Rights received from or sent to the United States Patent and Trademark Office and any other patent office, as well as copies of all proposed responses to such correspondence received from any patent office in time for Company to review and comment on such response; (c) supply Company with a copy of any application as filed, together with notice of its filing date and serial number; (d) supply Company with a draft copy of any proposed preliminary amendment to be filed subsequent to the filing of a non-provisional application within the Licensed Patent Right; and (e) keep Company advised of the status of actual patent filings related to the Licensed Patent Rights. Subject to Section 6.1.2 and Section 6.1.3, Broad shall give Company the opportunity to provide comments on and make requests of Broad concerning the Prosecution of the Licensed Patent Rights, and shall consider such comments and requests in good faith; [***].

6.1.2 Broad shall provide notice to Company in the event Prosecution of the Licensed Patent Rights involves an interference or derivation proceeding. If Company has an interest, such as by ownership, license or option to acquire ownership or a license, in opposing patents or applications involved in the interference or derivation proceeding, then upon declaration of any such interference or initiation of any such derivation proceeding, Company’s rights under Section 6.1.1, including the right to receive correspondence to or from a patent office and the right to review draft responses, shall be suspended with respect to the Patent Rights involved in the interference or derivation proceeding. Notwithstanding the foregoing, any such interference or derivation proceeding is considered Prosecution of the Licensed Patent Rights and Company remains responsible for Broad’s expenses in connection with such Prosecution, including costs and expenses associated with settlement or attempts to settle the interference. Notwithstanding the foregoing, if Company does not have an interest, such as by ownership, license or option to acquire ownership or a license, in opposing patents or applications involved in the interference or derivation proceeding, Broad shall enter into a common interest agreement to facilitate the sharing of the materials set forth in Section 6.1.1(b) with Company. Notwithstanding anything to the contrary in this Section 6.1.2, if Company has a non-exclusive license or option to acquire a non-exclusive license in opposing patents or applications involved in an interference or derivation proceeding, Company and Broad shall discuss in good faith whether there is sufficient commonality of interest between Company and Broad for Broad to enter into a common interest agreement to facilitate the sharing of the materials set forth in Section 6.1.1(b) with Company and to permit Company to continue exercising the rights set forth in Section 6.1.1.

6.1.3 Notwithstanding the foregoing, if Company or any of its agents, Affiliates or Sublicensees is or becomes a Challenging Party, then Company’s rights to participate in Prosecution under Section 6.1.1, including the right to receive correspondence to or from a patent office and the right to review draft responses, shall be suspended during the pendency of the relevant Patent Challenge with respect both to the Licensed Patent Rights that are the subject of the Patent Challenge and to any related Licensed Patent Rights.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.1.4 No later than [***] days prior to the deadline for entering into the national/regional phase with respect to any PCT application included in the Licensed Patent Rights, Company shall provide Broad with a list of countries in which Company would like Broad to file the patent application (each, a “List of Countries”). Broad shall consider each List of Countries in good faith and, except as provided below in this Section 6.1.4, shall file national/regional phase applications in all countries on each List of Countries. Notwithstanding anything to the contrary contained in this Agreement, Broad reserves the right: (i) to decline to initiate Prosecution of any of the Licensed Patent Rights in a Developing Country(ies) included in a List of Countries or (ii) to initiate, at its sole expense and in its discretion, Prosecution of any of the Licensed Patent Rights in a Developing Country(ies), whether or not included on a List of Countries; provided that, in each case of (i) and (ii), Broad provides Company with [***] days’ advance notice of its intention to take such action, provides Company an opportunity to meet with Broad to discuss and reasonably considers Company’s comments regarding its intention. Broad shall thereafter notify Company of the taking of any action described in the foregoing clause (i) or (ii) at least [***] days before the taking of such action. If Broad takes the action described in clause (ii) of this Section 6.1.4, then Broad expressly reserves the right, upon notice to Company, either (A) to remove the applicable Licensed Patent Right in such Developing Country(ies) from the scope of the Company Exclusive License, effective upon such notice, and to include such Licensed Patent Right within the scope of the Company Non-Exclusive License, or (B) treat the applicable Licensed Patent Right as an Abandoned Patent Right, in which case under this clause (B) all licenses granted to Company under such Licensed Patent Right in such Developing Country(ies) shall terminate upon such notice. Thereafter, Broad shall be free, without further notice or obligation to Company, to grant a non-exclusive (in the event Broad proceeds under the preceding clause (A)) or non-exclusive or exclusive (in the event Broad proceeds under the preceding clause (B)) rights in and to such Licensed Patent Right to Third Parties for all purposes within such Developing Country(ies). Further, Broad may, in its sole discretion, file additional national/regional phase applications (the “Additional National Stage Filings”) in countries not included on a List of Countries provided by Company, and all expenses, including translation fees associated with Prosecution of such Additional National Stage Filings shall be expenses associated with Prosecution under this Agreement, in accordance with Section 6.3. If Company does not wish to reimburse Broad for all expenses associated with Prosecution of such Additional National Stage Filings, such Additional National Stage Filings shall be deemed Abandoned Patent Rights and treated in accordance with Section 6.4.

6.1.5 Notwithstanding the foregoing, (a) Company shall have the right, at Company’s sole expense and discretion, to Prosecute all Company Patent Rights and (b) in the event that any invention is created or reduced to practice by any Institutions’ or their Affiliates’ employees, agents or faculty together with one or more employees or agents of Company, solely to the extent that Broad has an ownership interest in, or otherwise controls, such Patent Rights, the Parties shall discuss in good faith on a case-by-case basis which Party shall control Prosecution of any Patent Rights that describe such invention.

6.2 Common Interest. All non-public information disclosed by Broad or Broad’s outside patent counsel to Company regarding Prosecution of the Licensed Patent Rights,

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

including information regarding [***], shall be deemed Confidential Information of Broad. In addition, the Parties acknowledge and agree that, with regard to such Prosecution of the Licensed Patent Rights, the interests of the Parties as licensors and licensee are aligned in desiring the [***] and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the Licensed Patent Rights or their Confidential Information, including privilege under the common interest doctrine and similar or related doctrines.

6.3 Expenses. Company shall reimburse Broad for its unreimbursed, documented, out-of-pocket expenses, including attorneys’ fees, translation costs and official fees, incurred in the Prosecution of the Licensed Patent Rights (“Patent Costs”) prior to execution of the Agreement; as of the Effective Date, the past costs for Prosecution of such Licensed Patent Rights are approximately [***] U.S. Dollars and [***] cents ($[***]) (“Past Patent Costs”). Company shall reimburse Broad for [***] of the Past Patent Costs within [***] days after the Effective Date, and shall reimburse Broad for the remainder amount by no later than the first anniversary of the Effective Date, provided that, solely with respect to the IP Asset Family 3 Patent Rights, if Broad enters into a license agreement with any Third Party for such IP Asset Family 3 Patent Rights (each such Third Party, an “Additional Family 3 Licensee”), Broad shall use good faith efforts to seek payment by such Additional Family 3 Licensee of [***] portion of the Past Patent Costs and any additional Patent Costs reimbursed or reimbursable by Company between the Effective Date and the effective date of such license agreement under this Section 6.3 with respect to the Prosecution of the IP Asset Family 3 Patent Rights, and Broad shall credit any amounts that Broad receives pursuant to the foregoing against future payments owed by Company to Broad with respect to the Patent Costs for the Licensed Patent Rights. In addition, subject to Section 6.4 hereof, Company shall reimburse Broad for all Patent Costs incurred by Broad in the Prosecution of the Licensed Patent Rights, including Prosecution of the Licensed Patent Rights pursuant to any of Sections 6.1.1 - 6.1.5, incurred after the Effective Date within [***] days after the date of each invoice from Broad for such expenses; provided that, solely with respect to the IP Asset Family 3 Patent Rights, Company shall only be responsible for [***] of such Patent Costs incurred after the Effective Date, taking into account the number of Additional Family 3 Licensees at the time such Patent Costs are incurred (e.g., if after the Effective Date, Broad enters into a license agreement with one Additional Family 3 Licensee, effective upon execution of such license agreement, Company shall only be responsible for [***] percent ([***]%) of such Patent Costs for the duration of the license agreement with such Additional Family 3 Licensee; if after the Effective Date, Broad enters into a license agreement with a second Additional Family 3 Licensee, effective upon execution of such license agreement, Company shall only be responsible for [***] percent ([***]%) of such Patent Costs while both license agreements with the Additional Family 3 Licensees are in effect; and so on). Broad shall provide to Company invoices for all Patent Costs for which Company is responsible for reimbursing Broad, which invoices shall (a) identify the Licensed Patent Rights to which the invoice relates, (b) include Company reference numbers (to be provided by Company) and (c) be accompanied by copies of invoices received by outside patent counsel(s), providing the associated detailed time and expense entries from patent counsel(s).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.4 Abandonment.

6.4.1 Abandonment by Company. If Company decides that it does not wish to pay for the Prosecution of any Licensed Patent Rights in a particular country (“Abandoned Patent Rights”), Company shall provide Broad with prompt written notice of such election. [***] days after receipt of such notice by Broad, Company shall be released from its obligation to reimburse Broad for the expenses incurred thereafter as to such Abandoned Patent Rights; provided, however, that expenses authorized prior to the receipt by Broad of such notice shall be deemed incurred prior to the notice period. In the event of Company’s abandonment of any Licensed Patent Rights, any license granted to Company hereunder with respect to such Abandoned Patent Rights shall terminate, and Company shall have no rights whatsoever to exploit such Abandoned Patent Rights. Broad shall then be free, without further notice or obligation to Company, to grant rights in and to such Abandoned Patent Rights to Third Parties without limitation.

6.4.2 Abandonment by Broad. Broad agrees to maintain all applications and patents within the Licensed Patent Rights for as long as (a) Company continues to meet its obligation to reimburse expenses associated with such application or patent in accordance with Section 6.3 and (b) there is a good faith basis for doing so. For the avoidance of doubt, this Section 6.4.2 shall not apply and shall not limit Broad’s right to cease Prosecution of a given application within the Licensed Patent Rights in lieu of a continuation or continuation-in-part application, whether by filing a new continuing application or request for continued examination, that is also within the Licensed Patent Rights.

6.5 Marking. To the extent commercially feasible and consistent with prevailing business practices, Company shall, and shall cause its Affiliates and Sublicensees to, mark all Licensed Products manufactured or sold under this Agreement with the number of each issued patent under the Licensed Patent Rights that applies to such Licensed Product.

6.6 CREATE Act. No Party shall have the right to use this Agreement as a joint research agreement to make an election under the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. § 103(c)(2)-(c)(3), as amended by the America Invents Act and set forth in 35 U.S.C. § 102(b)(2)(C) and § 102(c), without the prior written consent of each other Party having an ownership interest in a patent or patent application involved in such election, such consent to be granted or withheld in the sole discretion of each such other Party.

7.	ENFORCEMENT OF PATENT RIGHTS.

7.1 Notice. In the event either Party becomes aware of any possible or actual infringement of any Licensed Patent Rights with respect to Licensed Products, that Party shall promptly notify the other Party and provide it with details regarding such infringement.

7.2 Suit by Company. So long as Company remains the exclusive licensee of the IP Asset Family 1 Patent Rights and IP Asset Family 2 Patent Rights with respect to Licensed Products in the Field in the Territory, Company shall have the first right, but not the obligation, to prosecute, at its sole expense, any infringement of the IP Asset Family 1 Patent Rights or IP Asset Family 2 Patent Rights by a Third Party with respect to Licensed Products in the Field

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(“Infringement”); provided that, prior to initiating action against such Third Party with respect to such Infringement, Company shall provide Broad with the underlying facts demonstrating that there is a good faith basis for so doing. By way of example and not limitation, such evidence may consist of Company’s determination that a Third Party is marketing or has specific plans and is preparing to market an infringing product that competes with a Licensed Product in the Field in the Territory. [***]. Company shall use the same degree of diligence in prosecuting such Infringement as it uses or would use in prosecuting infringement of its own patent rights. For clarity, Company shall not have the right, unless given in writing by Broad, nor shall it have any obligation to prosecute any infringement of IP Asset Family 3 Patent Rights. With respect to any Infringement relating to an IP Asset Family 3 Patent Right, Broad shall consider in good faith prosecuting such infringement at the request of Company.

7.2.1 Developing Countries. Before Company commences an action with respect to any Infringement in a Developing Country, Company shall consult with Broad with respect to the proposed course of action and shall consider in good faith Broad’s views. Company shall also consider potential effects on the public interest and the locally-affordable availability of Licensed Products or equivalents thereof, e.g., generic products, in Developing Countries, in deciding whether to take such action. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, Company agrees that, consistent with Section 6.1.4 and solely with respect to any Developing Country, Broad shall hold final decision-making authority, to be exercised in good faith, on a case-by-case basis, as to whether Company shall be permitted to enforce the Licensed Patent Rights in such Developing Country.

7.2.2 Consultation. Before Company commences an action with respect to any Infringement in the Territory, Company shall notify Broad with respect to its proposed course of action to address the Infringement and shall consider in good faith the views of Broad and potential effects on the public interest in making its decision whether to take such action. Should Company elect (or, with respect to prosecution in a Developing Country pursuant to Section 7.2.1, be permitted) to take action against an actual or potential infringer, Company shall select counsel reasonably acceptable to Broad, shall keep Broad reasonably informed of the progress of the action and shall give Broad a reasonable opportunity in advance to consult with Company and offer their views about major decisions affecting the action. Company shall give careful consideration to those views, but shall have the right to control the Infringement action, subject to Broad’s rights set forth in Section 7.3.

7.2.3 Joinder. If required under applicable law to establish standing for the initiation or maintenance of an infringement action by Company, the relevant Institution(s) shall, upon request of Company or as required by a court or procedural rules, or may voluntarily, join or be joined as a party to such action, provided that, none of the Institutions shall be the first named party in such action unless required in order for Company to bring, maintain or prove damages in any such action. Notwithstanding the foregoing, no Institution shall have any obligation to cause any other Institution to join or be joined as a party to any such action. Company shall (a) hold Institutions harmless from, and indemnify Institutions against, any costs and expenses, including attorneys’ fees, incurred in connection with such action and any related appeals, remands or other related proceedings (“Litigation Expenses”) and (b) reimburse any and all Litigation Expenses incurred by Institutions within [***] days after receiving an invoice (including a copy of detailed time and expense entries from applicable attorneys) from Institutions for same. Company shall not compromise or settle such litigation without the prior written consent of Institutions, which shall not be unreasonably withheld or delayed.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.2.4 Expenses. The expenses of Company with respect to any suit or suits that Company elects to bring in accordance with this Section 7.2 shall be paid for entirely by Company. Any recovery obtained in an action brought by Company pursuant to this Section 7.2 shall be distributed as follows: (a) Broad shall first be reimbursed for any unreimbursed Litigation Expenses; (b) Company shall recover for itself all of its litigation expenses incurred in the prosecution of any such suit; and (c) any remainder shall be divided as follows: (i) Company shall receive an amount equal to its lost profits or a reasonable royalty on the infringing sales, whichever measure of damages the court shall have applied; (ii) Broad shall receive an amount equal to the royalties and other amounts that Company would have paid to Broad if Company, rather than the infringer, had sold the infringing products, provided that (A) amounts payable under clause (ii) shall in no event exceed the amounts payable under clause (i) above and (B) in the event that the remainder of any sums recovered is insufficient to fully satisfy both of the foregoing clauses (i) and (ii) then Company and Broad shall receive a pro rata share of such remainder in relative proportion to the amounts that would have been payable to Company and Broad under clauses (i) and (ii); and (iii) the balance, if any, remaining after Company and Broad have been compensated under the foregoing clauses (i) and (ii) shall be shared by the Parties as follows: [***] percent ([***]%) to Company and [***] percent ([***]%) to Broad.

7.3 Suit by Broad. If Company does not take action in the prosecution, prevention, or termination of any Infringement of IP Asset Family 1 Patent Rights or IP Asset Family 2 Patent Rights pursuant to Section 7.2 above, and has not commenced negotiations with the suspected infringer for the discontinuance of said Infringement, within [***] days after receipt of notice of the existence of an Infringement Broad may elect to do so; provided that, Broad shall consider in good faith Company’s reasons for not initiating a lawsuit or otherwise making or prosecuting a claim. Subject to Section 7.4, any and all expenses, including reasonable attorneys’ fees, incurred by Broad with respect to the prosecution, adjudication or settlement of a suit in accordance with this Section 7.3, including any related appeals, shall be paid for entirely by the Broad. In the event Broad exercises its right to sue pursuant to this Section 7.3, it shall retain all sums recovered in such suit or in settlement thereof.

7.4 Own Counsel. The Party initiating the suit shall have the sole and exclusive right to elect counsel for any suit that it initiates pursuant to Section 7.2 or Section 7.3; provided that, such counsel is reasonably acceptable to the other Party. The non-initiating Party shall have the right to participate in and be represented by counsel of its own selection in any suit instituted under this Article 7 by the other Party for Infringement and shall bear its own Litigation Expenses in connection with such participation, provided that, if Broad is the non-initiating Party, Company shall be solely responsible for all Litigation Expenses incurred by Broad in connection with Broad’s participation in such suit at the request of Company [***].

7.5 Cooperation. To the extent legally practicable, each Party agrees to cooperate fully in any action under this Article 7 that is controlled by the other Party, including executing legal papers and cooperating in the prosecution as may be reasonably requested by the controlling Party; provided that the controlling Party reimburses the cooperating Party promptly for any costs and expenses incurred by the cooperating Party in connection with providing such requested cooperation within [***] days after receiving an invoice from the cooperating Party for same.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.6 Patent Validity Challenge. Each Party shall promptly notify the other Parties in the event it receives notice of any legal or administrative action by any Third Party against a Licensed Patent Right, including any opposition, nullity action, revocation, inter partes review, post-grant review, compulsory license proceeding, or declaratory judgment action. Except as provided in the following sentence, oppositions, nullity actions, revocations, post-grant review and inter partes review shall be addressed as provided in Section 6.1. Company shall have the first right, at its expense, to defend (a) all compulsory license proceedings, (b) all declaratory judgment actions, and (c) any post-grant proceedings before the USPTO (including the Patent Trial and Appeal Board) and foreign patent offices that arise in response to any action by Company pursuant to Section 7.2 hereof. If Company elects not to participate in a compulsory license proceeding or to defend the invalidity or unenforceability of the Licensed Patent Rights included in such declaratory judgment action or related post-grant proceeding, it shall promptly and in writing notify Broad of its election, including in its notice the reasons for its decision, and Broad may then elect, upon written notice to Company, to do so at its own expense.

7.6.1 For the avoidance of doubt, oppositions, post-grant reviews, inter partes reviews and other proceedings before the United States Patent and Trademark Office or a foreign patent office, whether controlled by Broad pursuant to Section 6.1 or defended by Company pursuant to this Section 7.6, are Prosecution of the Licensed Patent Rights and Company shall be responsible for Broad’s expenses as set forth in Section 6.3.

7.6.2 If Company exercises its right to defend a Licensed Patent Right under this Section 7.6, then, with respect to the defense of such Licensed Patent Right: (i) the rights granted to Company under Section 6.1.1 shall apply to Broad and (ii) the obligations of Broad under Section 6.1.1 shall apply to Company, mutatis mutandis.

8.	COMPLIANCE WITH LAWS; WARRANTIES; LIMITATION OF LIABILITY.

8.1 Compliance with Laws. Company shall comply, and ensure that its Affiliates and Sublicensees comply, with all local, state, federal and international laws and regulations applicable to the Exploitation of Licensed Products.

8.2 Export Control. Company shall, and shall cause its Affiliates and Sublicensees to, comply with all applicable United States laws and regulations controlling the export of certain commodities and technical data, including all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. Company hereby agrees that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or Sublicensees, and that it shall indemnify, defend, and hold harmless Indemnitees (in accordance with Section 9.1) for the consequences of any such violation.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.3 Representations and Warranties

8.3.1 By Broad. Broad represents and warrants that (a) it has the authority and right to enter into this Agreement, to grant the licenses granted to Company herein, and to perform its obligations under Section 2.7, Section 6.1, Section 6.3, Section 6.4.2, Section 7.1, Section 7.2.3, Section 7.3, Section 7.5, Section 7.6 and Section 11.1.2, (b) it has not granted a license under any Licensed Patent Rights that would conflict with the rights granted to Company hereunder, (c) as of the Effective Date, to the best of the knowledge of Broad’s Office of Strategic Alliances and Partnering, the execution, delivery and performance of this Agreement by Broad does not conflict with, or constitute a breach of, any order, judgment, agreement or instrument to which it is a party or is otherwise bound, and (d) as of the Effective Date, to the best of the knowledge of Broad’s Office of Strategic Alliances and Partnering, no consent of MGH, DFCI or any Third Party, including without limitation any governmental authority, is required for Broad to execute, deliver and perform under this Agreement, including to grant the licenses granted to Company herein, except for such consents as may have been obtained prior to the Effective Date.

8.3.2 By Company. Company represents and warrants that (a) Company has the authority and right to enter into and perform its obligations under this Agreement, (b) as of the Effective Date, to the best of Company’s knowledge, the execution, delivery and performance of this Agreement by Company does not conflict with, or constitute a breach of, any order, judgment, agreement or instrument to which it is a party or, to its knowledge, is otherwise bound, and (c) as of the Effective Date, to the best of Company’s knowledge, no consent of any Third Party, including without limitation any governmental authority, is required for Company to execute, deliver and perform under this Agreement, except for such consents as may have been obtained prior to the Effective Date.

8.4 Disclaimer

8.4.1 NOTHING CONTAINED HEREIN SHALL BE DEEMED TO BE A WARRANTY BY BROAD THAT IT CAN OR WILL BE ABLE TO OBTAIN PATENTS ON PATENT APPLICATIONS INCLUDED IN THE LICENSED PATENT RIGHTS, OR THAT ANY OF THE LICENSED PATENT RIGHTS WILL AFFORD ADEQUATE OR COMMERCIALLY WORTHWHILE PROTECTION. BROAD MAKES NO WARRANTIES WHATSOEVER AS TO THE COMMERCIAL OR SCIENTIFIC VALUE OF THE LICENSED PATENT RIGHTS.

8.4.2 BROAD MAKES NO REPRESENTATION THAT THE PRACTICE OF THE LICENSED PATENT RIGHTS OR THE DEVELOPMENT, MANUFACTURE, USE, SALE OR IMPORTATION OF ANY LICENSED PRODUCT, OR ANY ELEMENT THEREOF, WILL NOT INFRINGE ANY PATENT OR PROPRIETARY RIGHTS OF A THIRD PARTY.

8.4.3 EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER COMPANY NOR BROAD MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, PATENTS, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH OF COMPANY AND BROAD HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.5 Limitation of Liability

8.5.1 EXCEPT WITH RESPECT TO MATTERS FOR WHICH COMPANY IS OBLIGATED TO INDEMNIFY INDEMNITEES UNDER ARTICLE 9, IN NO EVENT SHALL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL HAVE KNOWN OF THE POSSIBILITY OF THE FOREGOING.

8.5.2 Broad’s aggregate liability for all damages of any kind arising out of or relating to this Agreement or its subject matter under any contract, negligence, strict liability or other legal or equitable theory shall not exceed the amounts paid to Broad under this Agreement.

9.	INDEMNIFICATION AND INSURANCE.

9.1 Indemnification

9.1.1 Indemnity. Company shall, and shall cause its Affiliates and Sublicensees to, indemnify, defend and hold harmless each Institution and each of its and their respective current and former directors, governing board members, trustees, officers, faculty, affiliated investigators, medical and professional staff, employees, students and agents and their respective successors, heirs and assigns (collectively, the “Indemnitees”) from and against any claim, suit, investigation, action, demand, judgment and related liabilities, costs, expenses, damages, deficiencies, losses or obligations of any kind or nature (including reasonable attorneys’ fees and expenses of litigation or defense), brought by a Third Party (other than an Indemnitee) to the extent arising out of, or otherwise relating to (a) the exercise of any rights granted to Company under this Agreement or any breach of this Agreement by Company or its Affiliates or Sublicensees or (b) any cause of action relating to product liability concerning any product or process made, used, sold or performed pursuant to any right or license granted under this Agreement (collectively, “Claims”) except to the extent any such Claim results from or arises out of the gross negligence or willful misconduct of an Indemnitee or material breach of this Agreement by an Institution. Each of Company, its Affiliates and its Sublicensees are referred to as “Indemnitor” below.

9.1.2 Procedures. The Indemnitees agree to provide Company with prompt written notice of any Claim for which indemnification is sought under this Agreement. Indemnitor agrees, at its own expense, to provide attorneys reasonably acceptable to Institutions to defend against any such Claim. The Indemnitees shall cooperate with Indemnitor, at Indemnitor’s expense, in such defense and shall permit Indemnitor to conduct and control such defense and the disposition of such Claim (including without limitation all decisions relative to litigation, appeal, and settlement); provided, however, that any Indemnitee shall have the right to

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

retain its own counsel, at the expense of Indemnitor, if representation of such Indemnitee by the counsel retained by Indemnitor would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel; and provided, further that, in such event, Institutions agree to use diligent efforts to select counsel, and to cause any other Indemnitees affiliated with their respective institutions to select counsel, that minimizes the number of counsel retained by all Indemnitees. Indemnitor agrees to keep counsel(s) for Indemnitees informed of the progress in the defense and disposition of such Claim and to consult with Institutions with regard to any proposed settlement. Company shall not settle any Claim that has an adverse effect on the rights of any Indemnitee hereunder that is not immaterial or that admits any liability by or imposes any obligation on any Indemnitee without the prior written consent of such Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed. An Indemnitee may not settle any Claim without the prior written consent of Company, which consent shall not be unreasonably withheld, conditioned or delayed.

9.2 Insurance.

9.2.1 Beginning at the time any Licensed Product is being commercially distributed or sold (other than for the purpose of obtaining Regulatory Approval) by Company, its Affiliate or its Sublicensee, Company shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $[***] per incident and $[***] annual aggregate and naming the Indemnitees as additional insureds. During clinical studies of any such Licensed Product, Company shall, at its sole cost and expense, procure and maintain commercial general liability insurance in such equal or lesser amount as Broad shall require, naming the Indemnitees as additional insureds. Such commercial general liability insurance shall provide: (a) product liability coverage and (b) broad form contractual liability coverage for Company’s indemnification obligations under Section 9.1 of this Agreement.

9.2.2 If Company elects to self-insure all or part of the limits described above in Section 9.2.1 (including deductibles or retentions that are in excess of $[***] annual aggregate) such self-insurance program must be acceptable to Broad and its insurer in its sole discretion. The minimum amounts of insurance coverage required shall not be construed to create a limit of Company’s liability with respect to its indemnification obligations under Section 9.1 of this Agreement.

9.2.3 Company shall provide Broad with written evidence of such insurance upon request. Company shall provide Broad with written notice at least [***] days prior to the cancellation, non-renewal or material change in such insurance. If Company does not obtain replacement insurance providing comparable coverage within such [***] day period, Broad shall have the right to terminate this Agreement effective at the end of such [***] day period without notice or any additional waiting periods.

9.2.4 Company shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during: (a) the period that any Licensed Product is being commercially distributed or sold (other than for the purpose of obtaining Regulatory Approval) by Company, its Affiliate or Sublicensee; and (b) a reasonable period after the period referred to in (a) above which in no event shall be less than [***] years.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.	TERM AND TERMINATION.

10.1 Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Article 10, shall continue in full force and effect until the expiration of the last to expire Valid Claim (the “Term”). Upon such expiration, Company shall have a worldwide, perpetual, irrevocable, fully paid up, sublicensable license under the rights and licenses granted to Company under Section 2.1, subject to Section 10.3.4.

10.2 Termination

10.2.1 Termination Without Cause. Company shall have the right to terminate this Agreement for any reason, with or without cause (i) in its entirety or with respect to the IP Asset Family 1 Patent Rights together with the IP Asset Family 2 Patent Rights, upon one hundred twenty (120) days’ prior written notice to Broad or (ii) with respect to the IP Asset Family 3 Patent Rights, upon sixty (60) days’ prior written notice to Broad.

10.2.2 Termination for Default.

10.2.2.1 Except as set forth in Section 10.2.2.2, in the event that either Party commits a material breach of its material obligations under this Agreement and fails to cure such breach within one hundred five (105) days (or forty-five (45) days in the case of failure to make any payment or in the case of a breach of Company’s diligence obligations as set forth in Section 3.1) after receiving written notice thereof from the other Party, the other Party may terminate this Agreement immediately upon written notice to the Party in breach; provided that, if any portion of a Royalty or Milestone Payment is the subject of a good faith dispute between the Parties regarding an underpayment by Company to Broad, such disputed portion may be withheld by Company pending resolution of the dispute and Broad may not terminate this Agreement solely due to such underpayment, until such dispute is resolved, following which Company shall pay the relevant underpayment to Broad within forty-five (45) days to the extent such resolution is that such underpayment is due and payable.

10.2.2.2 If Company defaults in its material obligations under Section 9.2 to procure and maintain insurance, or if Company has in any event failed to comply with the notice requirements contained therein, and fails to cure such default within [***] days after receiving written notice thereof from Broad, then Broad may terminate this Agreement immediately upon written notice to Company. If such default of Company’s material obligations under Section 9.2 arises as a result of a breach by a Sublicensee of the terms of a Sublicense, Company may cure such breach by purchasing additional insurance that covers the gaps in coverage created by virtue of such Sublicensee’s breach.

10.2.3 Termination for Patent Challenge. If Company or any of its Affiliates or Sublicensees directly or indirectly brings, assumes or participates in, or knowingly or willfully assists in bringing a Patent Challenge (except as required under a court order or subpoena), then the following shall apply: (a) if Company or any of its Affiliates is the party so bringing, assuming, participating in or assisting in such Patent Challenge, then Broad shall be entitled to (i) immediately terminate this Agreement upon written notice to Company in the event such Patent Challenge relates to IP Asset Family 1 Patent Rights or IP Asset Family 2 Patent Rights or

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) immediately terminate the IP Asset Family 3 License if such Patent Challenge relates to IP Asset Family 3 Patent Rights, and (b) if a Sublicensee is the party so bringing, assuming, participating in or assisting in such Patent Challenge, then (i) Broad shall be entitled to immediately terminate the rights hereunder as and to the extent sublicensed to a Sublicensee upon written notice to Company and (ii) Broad shall grant Company a period not to exceed [***] days from the date of notice by Broad to Company of its intention to terminate the Agreement due to such Sublicensee bringing, assuming, participating in or assisting in a Patent Challenge that relates to IP Asset Family 1 Patent Rights or IP Asset Family 2 Patent Rights or terminate the IP Asset Family 3 License if such Patent Challenge relates to IP Asset Family 3 Patent Rights, during which period Company may terminate any and all Sublicenses with such Sublicensee. If, pursuant to the foregoing clause (b)(ii), during such [***] day period, Company terminates such agreement(s) if such Patent Challenge that relates to IP Asset Family 1 Patent Rights or IP Asset Family 2 Patent Rights or terminates the sublicense under the IP Asset Family 3 License if such Patent Challenge relates to IP Asset Family 3 Patent Rights, then Broad shall not be entitled to terminate this Agreement in its entirety by virtue of such Sublicensee bringing, assuming, participating in or assisting in such Patent Challenge that relates to IP Asset Family 1 Patent Rights or IP Asset Family 2 Patent Rights or terminate the IP Asset Family 3 License if such Patent Challenge relates to IP Asset Family 3 Patent Rights. However, if Company does not terminate such Sublicenses or such sublicense of the IP Asset Family 3 License, as applicable, during such [***] day period, then Broad shall be entitled to immediately terminate this Agreement in its entirety upon written notice to Company thereof in the event such Patent Challenge relates to IP Asset Family 1 Patent Rights or IP Asset Family 2 Patent Rights or terminate the IP Asset Family 3 License if such Patent Challenge relates to IP Asset Family 3 Patent Rights.

10.2.4 Bankruptcy. Broad may terminate this Agreement upon notice to Company if Company becomes subject to a Bankruptcy Event or in the event of dissolution or cessation of operations of the Company, provided that Broad shall have no right to terminate this Agreement in the event of any cessation of operations of the Company where (a) Company is continuing to fulfill its diligence obligations as set forth in Section 3.1 through its Affiliates or Sublicensees or (b) Company has ceased its operations and is actively seeking financing or a sale of its assets or business (whether by merger, sale of assets or otherwise), provided, in the case of this clause (b), that such cessation does not continue for more than [***] days.

10.2.5 Termination without Prejudice. Either Party’s right of termination in this Section 10.2 shall be in addition and without prejudice to, and shall not constitute a waiver of, any other right or remedy such Party may have at law, in equity or under this Agreement.

10.3 Effect of Termination

10.3.1 Termination of Rights. Upon expiration or termination of this Agreement by either Party pursuant to any of the provisions of Section 10.2:

10.3.1.1 the rights and licenses granted to Company under Article 2 shall terminate, all rights in and to and under the Licensed Patent Rights shall revert to Broad (or DFCI or MGH, as applicable) and neither Company nor its Affiliates may make any further use or exploitation of the Licensed Patent Rights; and

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.3.1.2 all existing Sublicenses shall automatically terminate [***] days following the effective date of termination of this Agreement; provided that, if any Sublicensee is (i) an Affiliate of Company or (ii) in material default of any material provision of the applicable Sublicense such that Company would have the right to terminate the Sublicense ((i) and (ii) together, “Ineligible Sublicensees”) then the applicable Sublicense to which such Sublicensee is a party shall terminate effective immediately upon termination of this Agreement. Upon termination of this Agreement pursuant to any of the provisions of Section 10.2, (A) Company shall promptly provide notice of such termination to any Sublicensee, (B) each Sublicensee that is not an Ineligible Sublicensee shall have the right to enter into a separate license agreement directly with Broad (a “Direct License”) on substantially the same non-economic terms and conditions set forth in the Sublicense and on economic terms providing for the payment by such Sublicensee to Broad of the consideration that otherwise would have been payable to Broad if the applicable Sublicense and this Agreement were still simultaneously in effect, and (C) Broad shall automatically grant each such Sublicensee a temporary continuation (to expire upon the earlier of (x) execution of the Direct License or (y) the date that is [***] days following termination of this Agreement) of the rights and obligations such Sublicensee had as a Sublicensee under this Agreement (a “Temporary Extension”); provided that, under both the Direct License and the Temporary Extension, (a) Broad shall not have (i) any obligations that are greater than or inconsistent with the obligations of Broad under this Agreement or the nature of Broad as an academic or non-profit entity; or (ii) any fewer rights than Broad has under this Agreement; (b) there shall be no representations, warranties, expenses or liabilities of or on Broad that are not included in this Agreement; (c) all obligations arising prior to execution of the Direct License and grant of the Temporary Extension shall remain the responsibility of Company and Broad shall be released from any and all liability relating to such obligations; (d) the terms of such Direct License and Temporary Extension shall provide for payment to Broad of the same consideration that would have been payable to Broad if the applicable Sublicense and this Agreement were still simultaneously in effect; and (e) such modifications shall be included as are reasonably necessary to accommodate the functional and structural differences between Company and Broad. By way of example and not limitation of the foregoing clause (d), if the Sublicense required payment to Company of a license fee and Broad would have been entitled to receive a percentage of such payment under Section 4.5 of the Agreement, then Broad shall continue to be entitled, under the Temporary Extension or Direct License, to the same share of that same license fee payment under the Sublicense that Broad would have received had this Agreement and the Sublicense been simultaneously in effect. If any Sublicensee desires to enter into a Direct License, it shall wholly be the responsibility of that Sublicensee to notify Broad of such desire no later than [***] days after the effective date of termination of this Agreement. If Broad and the applicable Sublicensee, for any reason, do not enter into a Direct License within [***] days after the effective date of termination of the Agreement, the applicable Sublicense and Temporary Extension, and all rights granted thereunder, shall automatically terminate.

10.3.2 Accruing Obligations. Termination or expiration of this Agreement shall not relieve the Parties of obligations accruing prior to such termination or expiration, including obligations to pay amounts accruing hereunder up to the effective date of termination or expiration. After the effective date of termination or expiration (except in the case of termination by Broad pursuant to Section 10.2), Company, its Affiliates and Sublicensees may sell Licensed Products then in stock; provided that Company shall pay the applicable Royalties and other payments to Broad in accordance with Article 4, provide reports and audit rights to Broad pursuant to Article 5 and maintain insurance in accordance with Section 9.2.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.3.3 Disposition of Company Developments. In the event this Agreement is terminated prior to expiration of the Term, Company shall:

10.3.3.1 at Broad’s request, negotiate in good faith with Broad during the [***] day period after such termination the terms on which Company will grant Broad a sublicensable license to any Company Patent Rights that improve or are otherwise related to the Licensed Patent Rights or that cover a Licensed Product that Broad is interested in pursuing either themselves or through a licensee; provided that, the terms of any such license shall not conflict with Company’s obligations under its then existing contracts and applicable law and its officers’ and directors’ fiduciary obligations;

10.3.3.2 provide Broad with access to and, at Broad’s request, deliver to Broad all documents, filings, data and other information in Company’s or its Affiliates’ possession or control (other than documents, filings, data and other information owned by Sublicensees or Third Parties) relating to any of the Licensed Patent Rights or Licensed Products, including all records required by Regulatory Authorities to be maintained with respect to Licensed Products, all regulatory filings, approvals, reports, records, correspondence and other regulatory materials (including any related to reimbursement or pricing approvals), and all documents, data and other information related to clinical studies and other studies of Licensed Products (collectively, “Documentation and Approvals”) if and to the extent that the provision of, access to and delivery of such Documentation and Approvals shall not conflict with Company’s obligations under its then existing contracts and applicable law; and

10.3.3.3 permit Broad and its licensees and sublicensees to utilize, reference, cross reference, have access to, incorporate in applications and filings (including with any Regulatory Authority in furtherance of applications for regulatory approval), and otherwise have the benefit of all Documentation and Approvals if and to the extent that the foregoing right to utilize, reference, cross reference, have access to, incorporate such Documentation and Approvals shall not conflict with Company’s obligations under its then existing contracts and applicable law; provided, however, that notwithstanding anything in the foregoing to the contrary, the right to utilize, reference, cross reference, have access to, incorporate such Documentation and Approvals shall not be deemed or construed as a grant of any license or other right under any patent or patent application Controlled by Company, its Affiliates or any Third Party.

10.3.4 Effects of Termination of IP Asset Family 1 and IP Asset Family 2 License. If this Agreement is terminated by Company pursuant to Section 10.2.1 solely with respect to the IP Asset Family 1 Patent Rights and IP Asset Family 2 Patent Rights, then the IP Asset Family 3 License as set forth in Section 2.1.2 shall automatically be amended, with no further action by the Parties, as follows: the term “Licensed Products” shall be replaced with the term “IP Asset Family 3 Products”.

10.4 Survival. The Parties’ respective rights, obligations and duties under Articles 5, 10 and 11, Sections 8.3, 8.4, 8.5, 9.1, the first sentence of 9.2.3, and 9.2.4, as well as any rights,

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

obligations and duties which by their nature extend beyond the expiration or termination of this Agreement, shall survive any expiration or termination of this Agreement. In addition, Company’s obligations under Section 4.3 and Section 4.4, with respect to any sale, performance or other transfer of Licensed Products occurring under Section 10.3.2 after the Term, shall survive such expiration or termination.

11.	MISCELLANEOUS.

11.1 Confidentiality

11.1.1 “Broad Confidential Information” means (a) any information related to Prosecution of Licensed Patent Rights provided to Company by Broad; (b) any information or material in tangible form provided to Company by Broad in accordance with the terms of and in connection with the exercise by Broad of its rights or fulfillment by Broad of its obligations under this Agreement that is marked as “confidential” or proprietary by an Broad at the time it is disclosed to Company or is of such a nature as would be understood by a reasonable person to be confidential or proprietary; and (c) information that is furnished orally by Broad to Company in accordance with the terms of and in connection with the exercise by Broad of its rights or fulfillment by Broad of its obligations under this Agreement if Broad identifies such information as “confidential” or proprietary in writing by a memorandum delivered to Company within [***] days after the date of disclosure. “Company Confidential Information” means (i) the Development Plan; (ii) any reports or notices prepared by Company and provided to Broad pursuant to Section 3.3, Section 3.4, Section 4.3.5, Section 4.5 or Section 5.1.1, (iii) any information disclosed to Broad pursuant to Section 5.3, Section 6.1.2 or Section 6.1.4 and (iv) any copies of Sublicenses, or information extracted therefrom, provided by Company to Broad under Section 2.5.2. The terms of this Agreement constitute the Confidential Information of both Parties. “Confidential Information” means the Broad Confidential Information and the Company Confidential Information, as applicable. For clarity, Company shall have no obligation to disclose to Broad any confidential information of Company that does not constitute Company Confidential Information hereunder.

11.1.2 During the Term and for a period of [***] after the termination or expiration of this Agreement, (a) Company shall maintain in confidence and shall not disclose to any Third Party any Broad Confidential Information, and (b) Broad shall maintain in confidence and shall not disclose to any Third Party any Company Confidential Information; provided that Broad may disclose to DFCI and MGH (i) this Agreement including any Exhibits, and (ii) such Confidential Information of Company as DFCI or MGH, as the case may be, reasonably requests, provided that any disclosure under the foregoing clause (i) shall be made in confidence to DFCI or MGH, as the case may be, and that any disclosure under the foregoing clause (ii) shall be under terms of a written confidentiality agreement prohibiting the use and further disclosure by DFCI or MGH, as the case may be, of such Confidential Information on terms as least as restrictive as those contained herein.. Each Party shall take all reasonable steps to protect the Confidential Information of the other Party with the same degree of care used to protect its own confidential or proprietary information. Neither Party shall use the Confidential Information of the other Party for any purpose other than those contemplated by this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The foregoing obligations under this Section 11.1.2 shall not apply to:

(i)

information that is known to the receiving Party or independently developed by the receiving Party prior to the time of disclosure without use of or reference to the other Party’s Confidential Information, in each case, to the extent evidenced by contemporaneous written records;

(ii)

information that is independently developed by the receiving Party at or after the time of disclosure without use of or reference to the other Party’s Confidential Information, to the extent evidenced by contemporaneous written records;

(iii)	information disclosed to the receiving Party by a Third Party that is not legally prohibited from making such disclosure; or

(iv)

information that is publicly disclosed at or prior to the time of disclosure hereunder or becomes patented, published or otherwise known to the general public, except through breach of this Agreement by the receiving Party, its employees, agents, successors or assigns.

11.1.3 Permitted Disclosures. Notwithstanding Section 11.1.2, either Party may disclose Confidential Information of the other Party to such Party’s Affiliates and (a) [***]; (b) its and their employees, consultants, agents, and advisors, on a need to know basis, each of whom prior to disclosure must be bound by written obligations of confidentiality and non-use of substantially equivalent or greater scope and duration than those set forth in this Article 11; and (c) its and their accountants and lawyers, on a need to know basis, each of whom prior to disclosure must be bound by written or legally enforceable professional ethical obligations of confidentiality and non-use of substantially equivalent or greater scope and duration than those set forth in this Article 11; provided that, the scope of Confidential Information that may be disclosed to any Person under this Section 11.1.3 is limited to the terms of this Agreement and any notices given hereunder and not any other Confidential Information of such other Party unless otherwise agreed to in writing by such other Party. In addition, notwithstanding Section 11.1.2, either Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary in the following instances set forth below. In any such event, to the extent legally practicable, the receiving Party shall (i) give reasonable advance notice to the other Party of such disclosure; and (ii) take reasonable steps to avoid or minimize the scope of such disclosure by securing confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise):

11.1.3.1 in the case of Broad or Company as the receiving Party, prosecuting or defending litigation in accordance with Article 7 of this Agreement;

11.1.3.2 in the case of Company as the receiving Party, making filings with the Securities and Exchange Commission or foreign equivalent, any stock exchange or market, or any Regulatory Authorities, which shall include publicly disclosing or filing this Agreement as a “material agreement” in accordance with applicable law or applicable stock exchange regulations; and

11.1.3.3 in the case of Broad or Company as the receiving Party, complying with applicable laws, rules, regulations or orders requiring submission of such information to governmental authorities, including disclosures ordered by the FDA or similar authorities, courts of competent jurisdiction or other government authorities or agencies.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.2 Use of Name. Except as provided below, Company shall not, and shall ensure that its Affiliates and Sublicensees shall not, use or register the name “The Broad Institute, Inc.,” “Dana Farber Cancer Institute,” “The Massachusetts General Hospital,” or any variation, adaptation, or abbreviation thereof (alone or as part of another name) or any logos, seals, insignia or other words, names, symbols or devices that identify any Institution or any Institution’s affiliated school, unit, division or affiliate (“Institution Names”) for any purpose except with the prior written approval of, and in accordance with restrictions required by, the applicable Institution; provided that, Company may use Institution Names in accordance with Section 11.1 as required to convey that this Agreement, and the licenses granted hereunder, exist and have been entered into, between Company and Broad. Without limiting the foregoing, Company shall, and shall ensure that its Affiliates and Sublicensees shall, cease all use of Institution Names as permitted under or in connection with this Agreement on the termination or expiration of this Agreement except as otherwise approved in writing by Broad. This restriction shall not apply to any information required by law to be disclosed to any governmental entity.

11.3 Press Release. Notwithstanding the provisions of Section 11.2, in addition to (and not in limitation of) the disclosure permitted under Section 11.1.3, the Parties may issue a press release in a mutually agreeable form acceptable to the Parties. Each Party agrees that it will not issue a press release or other public statement without obtaining the prior written approval of the other Parties.

11.4 No Security Interest. Company shall not enter into any agreement under which Company grants to or otherwise creates in any Third Party a security interest in this Agreement or any of the rights granted to Company herein. Any grant or creation of a security interest purported or attempted to be made in violation of the terms of this Section 11.4 shall be null and void and of no legal effect.

11.5 Entire Agreement. This Agreement (including any exhibits and schedules attached hereto) is the sole agreement with respect to the subject matter hereof and except as expressly set forth herein, supersedes all other agreements and understandings between the Parties with respect to the same.

11.6 Notices. Unless otherwise specifically provided, all notices required or permitted by this Agreement shall be in writing and shall be delivered personally, by confirmed facsimile transmission, electronic mail if an email address is provided below or subsequently provided by a Party pursuant to a notice in accordance with this Section 11.6, expedited delivery or certified mail, postage prepaid, return receipt requested, to the following addresses, unless the Parties are subsequently notified of any change of address in accordance with this Section 11.6:

If to Company:	Neon Therapeutics, Inc.
215 First Street
Cambridge, MA 02142
Facsimile: (866) 548-5990
Attn: Chief Executive Officer

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

With a copy to:

WilmerHale
60 State Street
Boston, MA 02019
Facsimile: 617-526-5000
Attn: Richard Hoffman

If to Broad :	The Broad Institute, Inc.
Senior Director of Strategic Alliances
415 Main Street
Cambridge, MA 02142
Email: [***]
Attn: [***]

Any notice shall be deemed to have been received as follows: (a) by personal delivery or expedited delivery, upon receipt; (b) by facsimile, one business day after transmission or dispatch; (c) by certified mail, as evidenced by the return receipt. If notice is sent by facsimile, a confirming copy of the same shall be sent by mail to the same address.

11.7 Dispute Resolution; Special Arbitration

11.7.1 Dispute Resolution. Except as otherwise specified, the Parties agree that in the event of any dispute arising out of or relating to this Agreement (each, a “Dispute”), either Party by written notice to the other Party may have such Dispute referred for resolution to the Chief Executive Officer of Company and the Chief Operating Officer of Broad (together, the “Executive Officers”). The Executive Officers shall meet promptly to discuss the matter submitted and to determine a resolution. If the Executive Officers are unable to resolve the Dispute within [***] days after it is referred to them, then either Party may seek to resolve such Dispute through mediation conducted in the English language under the then current Center for Public Resources (CPR) Model Procedure for Mediation of Business Disputes. If mediation is pursued under the foregoing sentence but fails to lead to a mutual resolution of the Dispute within [***] days after the commencement of mediation proceedings, or if mediation is not pursued under the foregoing sentence, the Parties shall thereafter refer an Arbitration Dispute to arbitration in accordance with Section 11.7.2 and, with respect to any other Dispute, may thereafter pursue all other rights and remedies available to them under this Agreement, including the right to terminate the Agreement, and the matter may be brought by a Party as a Suit in a court of competent jurisdiction in accordance with Section 11.8 hereof.

11.7.2 Special Arbitration. Any Arbitration Dispute will be finally settled by binding arbitration in accordance with the procedures set forth in this Section 11.7.2 and the Commercial Arbitration Rules of the AAA then in effect, by three (3) arbitrators, one of whom will be designated by each Party (and will be required to have commercial experience in the licensing of biopharmaceutical technologies) and the third of whom will be designated by the two so designated (such panel, the “Arbitrators”). The arbitration shall be conducted in English

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

and held in Boston, Massachusetts. Each Party will prepare and submit a written summary of such Party’s position and any relevant evidence in support thereof to the Arbitrators within [***] days of selection of the Arbitrators. Upon receipt of such summaries from both Parties, the Arbitrators will provide copies of the same to the other Party. The Arbitrators will be authorized to solicit briefing or other submissions on particular questions. Within [***] days of the delivery of such summaries by the Arbitrators, each Party will submit a written rebuttal of the other Party’s summary and may also amend and re-submit its original summary. Oral presentations will not be permitted unless otherwise requested by the Arbitrators. The Arbitrators will make a final decision with respect to the Arbitration Dispute within [***] days following receipt of the last of such rebuttal statements submitted by the Parties. In the case of an Arbitration Dispute arising under Section 4.5, the Arbitrators will make a determination of the relative value to be attributed to a Sublicense of the Licensed Patent Rights as part of an overall sublicense agreement, which determination shall be fair and reasonable to the Parties in light of the totality of the circumstances (without taking into account the sublicense income rates set forth in Section 4.5.1) and shall comply with the terms of this Agreement. In the case of an Arbitration Dispute arising under Section 4.4.2, the Arbitrators will make a determination of the credit against the Royalties due to Broad for Licensed Products under Section 4.4.1 of this Agreement that Company may take on account of the amounts actually paid by Company to a Third Party, which determination shall be fair and reasonable to the Parties in light of the totality of the circumstances (without altering the percentage of such Third Party payments for which Company may take a credit as set forth in Section 4.4.1) and shall comply with the terms of this Agreement. The Arbitrators will provide the Parties with a written statement setting forth the basis of the determination in connection therewith. Each Party shall bear its own attorneys’ fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the Arbitrators. The decision of the Arbitrators shall be final and may be entered in and enforced by any court of competent jurisdiction. Notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order or a preliminary injunction from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the award of the Arbitrators on the ultimate merits of any Arbitration Dispute. All proceedings and decisions of the Arbitrators shall be deemed Confidential Information of each of the Parties, and shall be subject to Section 11.1.

11.8 Governing Law and Jurisdiction. This Agreement shall be governed by, and construed in accordance with the substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted. Any action, suit or other proceeding arising under or relating to this Agreement (a “Suit”) shall be brought in a court of competent jurisdiction in the Commonwealth of Massachusetts, and the Parties hereby consent to the personal jurisdiction of the state and federal courts sitting in the Commonwealth of Massachusetts. Each Party agrees not to raise any objection at any time to the laying or maintaining of the venue of any Suit in any of the specified courts, irrevocably waives any claim that Suit has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to any Suit, that such court does not have any jurisdiction over such Party.

11.9 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.10 Headings. Section and subsection headings are inserted for convenience of reference only, do not form a part of this Agreement and shall not be considered in construing this Agreement.

11.11 Counterparts. The Parties may execute this Agreement in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

11.12 Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party waiving compliance. The delay or failure of either Party at any time or times to require performance of any provisions hereof shall in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

11.13 No Agency or Partnership. Nothing contained in this Agreement shall give either Party the right to bind the other, or be deemed to constitute either Party as agent, partner or joint venturer of the other or any third party.

11.14 Assignment and Successors. This Agreement may not be assigned by Company, whether by operation of law or otherwise, without the consent of Broad, except that Company may assign or transfer the Agreement without the consent of Broad, to a successor in interest of all or substantially all of Company’s assets or business related to the Licensed Products or the Agreement, whether by merger, consolidation, sale of assets, or Change of Control or other transaction, provided that (a) Company shall provide Broad with a written notice of such assignment or Change of Control including the identity of the assignee, transferee or controlling party, and a copy of the assignment and assumption agreement or other documentary evidence sufficient to demonstrate Company’s compliance with this Section 11.14 within [***] days after such assignment or Change of Control, and (b) such assignee or transferee agrees in writing to assume the obligations to Broad that are being assigned or transferred. Failure of an assignee to agree to be bound by the terms hereof or failure of Company to notify Broad and provide copies of assignment documentation as specified above shall be grounds for termination of this Agreement for default. Any attempted assignment in contravention of this Section 11.14 shall be null and void.

11.15 Force Majeure. Neither Party shall be responsible for delays resulting from causes beyond the reasonable control of such Party, including fire, explosion, flood, war, strike, or riot, provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

11.16 Interpretation. Each Party hereto acknowledges and agrees that: (a) it or its counsel reviewed and negotiated the terms and provisions of this Agreement and has contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

and provisions of this Agreement shall be construed fairly as to both Parties hereto and not in favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement. Except as otherwise explicitly specified to the contrary, (i) words in the singular or plural form include the plural and singular form, respectively; (ii) the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (iii) the terms “including”, “include(s)”, “such as”, “e.g.” and “for example” will be deemed to be followed by “without limitation”; (iv) the term “will” means “shall”; and (v) words of any gender will be applicable to all genders.

11.17 Severability. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of this Agreement shall not be affected.

[The remainder of this page intentionally left blank; signature page follows]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

THE BROAD INSTITUTE, INC.:

By:	/s/ Issi Rozen
Name:	Issi Rozen
Title:	Sr. Div, Strategic Alliances

NEON THERAPEUTICS, INC.:

By:	/s/ Cary Pfeffer
Name:	Cary Pfeffer
Title:	President

[Signature Page to License Agreement]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A

Licensed Patent Rights

This Exhibit A shall be updated from time to time by mutual written agreement of the Parties. Any Licensed Patent Rights that come into existence after the Effective Date shall be categorized into the appropriate IP asset family and included in this Exhibit A accordingly. [***].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.	IP Asset Family 1 Patent Rights

Broad Ref#	Cntry	AppNumber	FilDate	PubDate	PubNumber	AppTitle
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.	IP Asset Family 2 Patent Rights

Broad Ref#	Cntry	AppNumber	FilDate	PubDate	PubNumber	AppTitle
[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]			[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.	IP Asset Family 3 Patent Rights

Broad Ref#	Cntry	AppNumber	FilDate	PubDate	PubNumber	AppTitle
[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]					[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]			[***]

[***]	[***]					[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B

Software License

[Attached.]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

END USER LICENSE AGREEMENT

This End User License Agreement (“Agreement”) is made between The Broad Institute, Inc. with a principal address at 415 Main Street, Cambridge, MA 02142 (“Broad”) and Neon Therapeutics, Inc., with a principal place of business at 215 First Street, Cambridge, MA 02142 (“Licensee”) and is effective November 13, 2015 (“Effective Date”).

WHEREAS, Licensee desires to license the Programs (as defined below) and Broad wishes to have the Programs utilized in the public interest, subject only to the royalty-free, nonexclusive, nontransferable license rights of the United States Government pursuant to 48 CFR 52.227-14; and

WHEREAS, Broad desires to grant a license on the following terms and conditions.

NOW, THEREFORE, in consideration of the promises and covenants made herein, the parties hereto agree as follows:

1. DEFINITIONS

1.1 “Control” shall mean, with respect to a Program, the ability to grant a commercial license or sublicense for such Program without (a) violating the terms of any third party agreement, (b) violating any applicable law or (c) being required to make any payment to any third party in connection with such grant. Cognates of the word “Control” shall have correlative meanings.

1.2 “Licensed Product” shall mean any diagnostic, prognostic, preventative or therapeutic product or service for humans, in each case that is owned or controlled by Neon.

1.3 “Licensed Use” shall mean performance in the field(s) of (a) in the case of a not-for-profit licensee, research and/or services that apply the Programs in analyses of nucleic acid sequences as a contract service or in patient care for which Licensee intends to seek payment from third parties, or (b) in the case of a for-profit licensee, research and/or services, which services may include diagnostic and/or companion diagnostic services, that apply the Programs in [***] in connection with the development, manufacture, use, sale, practice, performance, importation, exportation, commercialization or other exploitation of any Licensed Product.

1.4 “Patent License” shall mean the License Agreement entered into by the parties on even date herewith.

1.5 “Programs” shall mean the object and source code for the following software programs: [***] if any, as they exist on the Effective Date and can be downloaded from [***] on the Effective Date as well as any updated releases of such Programs that Broad, in its sole discretion, makes generally available to end users while Broad is Controlling such Programs and such updated releases.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.6 “Term” shall commence on the Effective Date and shall continue in effect for a period of one (1) year from the Effective Date. The Term shall be automatically extended for additional (1) year period(s) for so long as Licensee maintains the Company Exclusive License (as defined in the Patent License), unless Licensee notifies Broad at least [***] days prior to the end of a Term that it does not want to renew the Agreement. Notwithstanding the foregoing, the Term shall terminate automatically upon termination or expiration of the Company Exclusive License under the Patent License.

2. LICENSE

2.1 Grant. Subject to the terms of this Agreement, Broad hereby grants to Licensee, solely to conduct a Licensed Use, a non-exclusive, sublicensable (solely in accordance with Section 2.2 below) license to download, reproduce, display, execute, prepare derivative works of and distribute (solely in accordance with Section 2.2 below) the Programs.

2.2 No Sublicensing or Additional Rights. Licensee shall not sublicense or distribute the Programs or any derivative works thereof, in whole or in part, without prior written permission from Broad, except that Licensee shall have the right to sublicense the rights granted to Licensee under Section 2.1 (a) to an entity performing outsourced services for Licensee or its sublicensees, (b) to an entity that is a licensee of, or is collaborating with, Licensee to develop and/or commercialize one or more Licensed Product(s), or (c) to an entity developing or enhancing the Programs for Licensee; provided that, (i) in the case of the foregoing clauses (a) and (c), Licensee shall only be entitled to sublicense and distribute the rights granted to Licensee under Section 2.1 to one tier of sublicensees (i.e., such entity performing outsourced services or developing or enhancing the Programs shall not have the right to further sublicense or distribute the Programs) and (ii) in the case of the foregoing clause (b), [***]. Licensee shall ensure that all of its users are bound by the terms of this Agreement and that all of its sublicensees agree in a written agreement to be bound by the terms of this Agreement applicable to Licensee. Each such permitted sublicensee shall agree in such written agreement not to assign, sublicense, distribute or otherwise transfer the Programs in any manner, except with respect to any permitted sublicensee covered by clause (b) above, [***]. Any such written agreement shall contain a statement that Broad is an intended third party beneficiary of such agreement for the purpose of enforcing such agreement against such sublicensee. Notwithstanding any such sublicense agreement, Licensee shall remain primarily liable to Broad for all of Licensee’s duties and obligations contained in this Agreement, and any act or omission of a direct or indirect sublicensee which would be a breach of this Agreement if performed by Licensee shall be deemed to be a breach by Licensee of this Agreement. Licensee further agrees that it shall not put any Program or derivative work thereof on a network, server, or other similar technology that may be accessed by anyone other than the Licensee, its employees and its permitted sublicensees who are bound by the terms of this Agreement.

2.3 License Limitations. Nothing in this Agreement shall be construed to confer any rights upon Licensee by implication, estoppel, or otherwise to any computer software, trademark, intellectual property, or patent rights of Broad, or of any other entity, except as expressly granted herein. Licensee agrees that the Programs, in whole or part, shall not be used as the basis of a commercial software or hardware product. For clarity, the foregoing sentence shall not be

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

interpreted to limit Licensee’s right to use the software in connection with the commercialization of any Licensed Product in accordance with the Licensed Use. Licensee further agrees not to: (a) assign, sublicense, distribute or otherwise transfer (except as expressly set forth in Section 2.2) to any third party the Programs or any derivative works thereof; (b) use or reproduce the Programs in violation of the license grant in Section 2.1; (c) remove any proprietary notices on or in the Programs; (d) use the Programs in an illegal or fraudulent manner; (e) take an action or fail to take an action that would make any Program subject to an open source or similar license; or (f) disclose the source code of the Programs to any person or entity, other than a permitted sublicensee.

2.4 Technical Support for [***]. During the Term, Broad shall endeavor to provide technical support for [***] through [***], solely to the extent and for so long as Broad, in its sole discretion, generally provides such support to end-users of [***], in a manner that is reasonable and standard for routine Program technical support operations at Broad.

2.5 Components. The Programs may include components that may be accompanied by separate license terms. Some of the components may be open source packages, developed independently, and accompanied by separate license terms. Licensee’s license rights with respect to individual components accompanied by separate license terms are defined by those terms; nothing in this Agreement shall restrict, limit, or otherwise affect any rights or obligations Licensee may have, or conditions to which Licensee may be subject, under such license terms.

3. OWNERSHIP OF INTELLECTUAL PROPERTY

Licensee acknowledges that title to the Programs shall remain with Broad or its licensors, as applicable. The Programs are marked with the following Broad copyright notice and notice of attribution to contributors. Licensee shall retain such notices on all copies of the Programs. Licensee agrees to include appropriate attribution if any results obtained from use of the Programs are included in any publication.

Copyright Notice:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Notice of attribution:

The [Program name] program was made available by The Broad Institute, Inc.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Except as stated above for notice and attribution purposes, Licensee shall not use the name of “The Broad Institute, Inc.” or any variation, adaptation, or abbreviation thereof, or of any of its directors, officers, faculty, employees, agents, or affiliated investigators or any trademark owned by Broad, or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of Broad. The foregoing notwithstanding, Licensee may make factual statements during the term of this Agreement that a license has been granted by Broad as provided in this Agreement.

Licensee acknowledges that the Programs may require the use of third party databases or software, and it is Licensee’s responsibility to obtain such licenses directly from such third parties for such databases and software.

4. INDEMNIFICATION AND INSURANCE

4.1 Licensee shall indemnify, defend, and hold harmless Broad, and its respective directors, officers, faculty, students, employees, affiliated investigators, and agents, and their respective successors, heirs and assigns (“Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys’ fees and expenses) incurred by or imposed upon any of the Indemnitees in connection with any claims, suits, actions, demands or judgments arising out of any theory of liability (including, without limitation, actions in the form of tort, warranty, or strict liability and regardless of whether such action has any factual basis) (“Claim”) pursuant to (a) any right, license or sublicense granted under this Agreement or (b) Licensee’s performance or exercise of rights under this Agreement.

4.2 The Indemnitees agree to provide Licensee with prompt written notice of any Claim for which indemnification is sought under this Agreement. Licensee agrees, at its own expense, to provide attorneys reasonably acceptable to Broad to defend against any such Claim. The Indemnitees shall cooperate with Licensee, at Licensee’s expense, in such defense and shall permit Licensee to conduct and control such defense and the disposition of such Claim (including without limitation all decisions relative to litigation, appeal, and settlement); provided, however, that any Indemnitee shall have the right to retain its own counsel, at the expense of Licensee, if representation of such Indemnitee by the counsel retained by Licensee would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel; and provided, further that, in such event, Broad agrees to use diligent efforts to select counsel, and to cause any other Indemnitees to select counsel, that minimizes the number of counsel retained by all Indemnitees. Licensee agrees to keep counsel(s) for Indemnitees informed of the progress in the defense and disposition of such Claim and to consult with Broad with regard to any proposed settlement. Licensee shall not settle any Claim that has an adverse effect on the rights of any Indemnitee hereunder that is not immaterial or that admits any liability by or imposes any obligation on any Indemnitee without the prior written consent of such Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed. An Indemnitee may not settle any Claim without the prior written consent of Licensee, which consent shall not be unreasonably withheld, conditioned or delayed.

4.3 Licensee shall obtain and carry in full force and effect commercial general liability insurance, including product liability and errors and omissions insurance which shall protect Licensee and Indemnitees. At such time as any process or service relating to, or developed

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

pursuant to, this Agreement is being sold, offered for sale, developed, practiced, or performed by Licensee, Licensee shall, at its sole cost and expense, procure and maintain policies of commercial general liability insurance naming Indemnitees as additional insureds. The limits of the commercial general liability insurance shall not be less than [***] per occurrence with an aggregate of [***] for bodily injury including death, property damage, and products/completed operations coverage. Such general liability insurance must provide (a) liability coverage and (b) broad form contractual liability coverage for Licensee indemnification under Section 4.1 of this Agreement. The minimum amounts of insurance coverage required under these provisions may not be construed to create a limit of Licensee’s liability with respect to its indemnification obligation under Section 4.1 this Agreement. Licensee shall provide Broad with written evidence of such insurance upon request. Licensee shall provide Broad with written notice at least [***] days prior to the cancellation, non-renewal or material change in such insurance; if Licensee does not obtain replacement insurance providing comparable coverage within such [***] day period, Broad has the right to terminate this Agreement effective at the end of such [***] day period without any notice or additional waiting periods. Licensee shall maintain such comprehensive general liability insurance beyond the expiration or termination of this Agreement during: (i) the period that any service, relating to, or developed pursuant to, this Agreement is being sold, offered for sale, developed, practiced, or performed by Licensee and (ii) a reasonable period after the period referred to in Section 4.3(i) above, which in no event shall be less than [***] years.

5. NO REPRESENTATIONS OR WARRANTIES; LIMITATION OF LIABILITY.

THE PROGRAMS AND TOOLS ARE DELIVERED “AS IS”. BROAD MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PROGRAMS, TOOLS OR THE COPYRIGHT, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. BROAD EXTENDS NO WARRANTIES OF ANY KIND AS TO CONFORMITY OF PROGRAMS OR TOOLS WITH WHATEVER USER MANUALS OR OTHER LITERATURE MAY BE ISSUED FROM TIME TO TIME. IN NO EVENT SHALL BROAD OR ITS DIRECTORS, OFFICERS, EMPLOYEES, AFFILIATED INVESTIGATORS AND AFFILIATES BE LIABLE FOR DAMAGES OF ANY KIND, WHETHER DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL, INCLUDING, WITHOUT LIMITATION, ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER BROAD SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING. EXCEPT WITH RESPECT TO MATTERS FOR WHICH LICENSEE IS OBLIGATED TO INDEMNIFY INDEMNITEES UNDER SECTION 4, IN NO EVENT SHALL LICENSEE, ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS BE LIABLE TO BROAD WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL HAVE KNOWN OF THE POSSIBILITY OF THE FOREGOING.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6. ASSIGNMENT

This Agreement is personal to Licensee and any rights or obligations assigned by Licensee without the prior written consent of Broad shall be null and void, provided that Licensee shall have the right to assign this Agreement without the consent of Broad in connection with a permitted assignment of the Patent License to the same entity to which the Patent License is assigned. Licensee shall notify Broad in writing within [***] days of any such assignment.

7. MISCELLANEOUS

7.1 General Compliance with Laws. Licensee shall comply with all government statues and regulations that relate to the Licensed Use. These include but are not limited to FDA statutes and regulations, the Export Administration Act of 1979, as amended, 50 App. U.S.C. 2041 et. seq., and the regulations promulgated thereunder or other applicable export statutes or regulations. Licensee bears sole responsibility for any violation of such laws and regulations and shall indemnify, defend and hold Broad harmless for the consequences of any such violation. Licensee gives assurance that it will comply with all United States export control laws and regulations controlling the export of the Programs, including, without limitation, all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit, or require a license for, the export of certain types of software to specified countries.

7.2 Termination. Licensee shall have the right to terminate this Agreement for any reason upon prior written notice to Broad. If Licensee breaches any provision hereunder, and fails to cure such breach within [***] days, Broad may terminate this Agreement immediately. Upon termination, Licensee shall provide Broad with written assurance that the original and all copies of the Programs have been destroyed.

7.3 Survival. The following provisions shall survive the expiration or termination of this Agreement: Articles 1, 3, 4, 5, and Sections 2.2, 2.3, 2.5, 7.3, 7.4 and 7.8. All existing sublicenses under this Agreement shall survive to the same extent as the corresponding sublicense under the Patent License survives, and if a Direct License (as defined in the Patent License) is granted under the Patent License to any sublicensee under this Agreement, then a license on substantially the same non-economic terms and conditions set forth in the applicable sublicense granted by Licensee shall be granted by Broad to such sublicensee.

7.4 Notice. Any notices under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested. All notices under this Agreement shall be deemed effective upon receipt.

7.5 Amendment and Waiver; Entire Agreement. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by all parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar. This Agreement constitutes the entire agreement among the parties with respect to its subject matter and supersedes prior agreements or understandings between the parties relating to its subject matter.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.6 Binding Effect; Headings. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

7.7 Counterparts. This Agreement and any amendment hereto may be executed in counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument. If this Agreement is executed in counterparts, no signatory hereto will be bound until all the parties named below have duly executed a counterpart of this Agreement.

7.8 Governing Law. This Agreement shall be construed, governed, interpreted and applied in accordance with the internal laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles.

Neon Therapeutics, Inc.		The Broad Institute, Inc.

By:		By:
Name:	Cary Pfeffer	Name:	Issi Rozen

Signature:	/s/ Cary Pfeffer	Signature:	/s/ Issi Rozen

Date:	11-13-15	Date:	11/13/15

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit C

Development Plan

Latest date of achievement	Description(s)
December 31, 2016

•  Prepare and file Neon-sponsored IND for the Licensed NeoVax Product.

•  Complete Neon-sponsored study protocol design.

•  Prepare for Neon-sponsored Phase I Clinical Study initiation.

•  Establish supply agreements with vendors or develop Company capabilities to enable Licensed NeoVax Product supply for Neon-sponsored Phase I Clinical Study.

June 30, 2017	• Initiate Neon-sponsored Phase I Clinical Study for the Licensed NeoVax Product. • Evaluate production improvements for Licensed NeoVax Product supply.

December 31, 2017	• Continue to execute and evaluate patient data for Neon-sponsored Phase I Clinical Study. • Evaluate production improvements for Licensed NeoVax Product supply.

[***]	• [***] • [***]

[***]	• [***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The following table lists the Development Milestones.

Latest date of achievement	Description(s)
December 31, 2016	• Prepare and file Neon-sponsored IND for the Licensed NeoVax Product.

June 30, 2017	• Initiate Neon-sponsored Phase I Clinical Study for the Licensed NeoVax Product.

[***]	• [***]

[***]	• [***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit D

Restricted Stock Agreement

[Attached.]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEON THERAPEUTICS, INC.

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) dated as of November 13, 2015 (the “Effective Date”), is made by and between Neon Therapeutics, Inc., a Delaware corporation (the “Company”), and The Broad Institute, Inc., a not-for-profit corporation organized under the laws of the Commonwealth of Massachusetts (“Purchaser”).

WHEREAS, the Company and Purchaser are parties to that certain License Agreement, dated as of even date herewith (the “License Agreement”); and

WHEREAS, the Company desires to issue to Purchaser, and Purchaser desires to receive from the Company, an aggregate of 300,000 shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”) in consideration for licenses granted to the Company under the License Agreement.

NOW, THEREFORE, in consideration of the premises and the promises set forth herein, and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, accepted and agreed to, the parties agree as follows:

1. Definitions. As used in this Agreement, the following terms will have the following meanings:

Act: The Securities Act of 1933, as amended.

Initial Public Offering: the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Common Stock shall be publicly held.

Shares: The shares of Common Stock issued to Purchaser hereunder and any other securities of the Company which may be issued in exchange for or in respect of such shares of Common Stock, whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization or any other means.

2. Issuance of Shares. Pursuant to the terms and conditions set forth in this Agreement, the Company hereby issues to Purchaser, and Purchaser hereby accepts from the Company, 300,000 shares of the Company’s Common Stock, in consideration for licenses granted to the Company under the License Agreement.

3. Representations, Warranties and Covenants.

(a) Representations and Warranties of Purchaser. Purchaser represents to the Company as of the Effective Date, and agrees that the Company is entitled to rely on such representations, as follows:

(i) Purchaser is acquiring the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Act.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) Purchaser understands that the Shares have not been registered under the Act, or registered or qualified under the securities or “Blue Sky” laws of any jurisdiction, and are being sold pursuant to exemptions contained in the Act and exemptions contained in other applicable securities or “Blue Sky” laws. Purchaser understands further that the Company’s reliance on these exemptions is based in part on the representations made by Purchaser in this Agreement.

(iii) Purchaser understands the term “accredited investor” as used in Regulation D promulgated under the Act and represents and warrants to the Company that Purchaser is an “accredited investor” for purposes of acquiring the Shares. Purchaser understands that the Shares are an illiquid investment, which may not become freely transferable by reason of any “change of circumstances” whatever. Purchaser has no need for liquidity in Purchaser’s investment.

(iv) Purchaser further acknowledges and understands that the Shares must be held indefinitely unless the Shares are subsequently registered under the Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel reasonably satisfactory to the Company.

(v) The Shares may be resold by Purchaser in certain limited circumstances subject to the provisions of Rule 144 of the Act (“Rule 144”), which may require, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after the Purchaser has purchased, and made full payment for (within the meaning of Rule 144), the securities to be sold.

(vi) Purchaser further understands that at the time Purchaser wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser may be precluded from selling the Shares under Rule 144 even if the minimum holding period requirement had been satisfied.

(vii) In connection with Purchaser’s acquisition of the Shares, Purchaser accepts the condition that the Company may maintain “stop transfer” orders with respect to the Shares and that each certificate or other document evidencing the Shares will bear conspicuous legends in substantially the form set forth in Section 5 of this Agreement.

2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(viii) Purchaser acknowledges that the Company has granted Purchaser and Purchaser’s attorney or accountant access to all information about the Company which they have requested and has offered each of them access to all further information which they deemed relevant to an investment decision with respect to the Shares. Purchaser and Purchaser’s attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

(b) Representations and Warranties of Company. Company represents to the Purchaser as of the Effective Date, and agrees that the Purchaser is entitled to rely on such representations, as follows:

(i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company.

(ii) Exhibit A hereto sets forth the true and complete fully diluted capitalization of the Company immediately following issuance of the Shares to Purchaser, including, without limitation, issued and outstanding Common Stock, granted stock options, shares of Common Stock reserved for future award grants under the Company’s stock option plan, each series of Preferred Stock, and convertible securities, warrants and any other stock purchase rights. All outstanding shares of the Company’s Common Stock and all shares of the Company’s Common Stock underlying outstanding options are subject to (i) a right of first refusal in favor of the Company upon any proposed transfer (other than transfers for estate planning purposes); and (ii) a lock-up or market standoff agreement of not less than one hundred eighty (180) days following the Company’s initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Act.

(iii) All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into the License Agreement or this Agreement, and to issue the Shares to the Purchaser, has been taken. All action on the part of the officers of the Company necessary for the execution and delivery of the License Agreement and this Agreement and the issuance and delivery of the Shares has been taken. The License Agreement and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally.

(iv) The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement and the License Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than as set forth in Section 4 hereof, applicable state and federal securities laws and liens or encumbrances created by or imposed by Purchaser. Assuming the accuracy of the representations of the Purchasers in Section 3(a) of this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

3

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) Covenants of Company. Company shall not subject Purchaser or its affiliates to, or permit or cause Purchaser or its affiliates to be subjected to, any limitations on their activities (such as exclusivity, non-competition, non-solicit, or other limitations) under any agreements, instruments or documents in connection with the Purchaser’s interest in the Shares (whether pursuant to investment agreements, stockholder agreements, provisions in organizational documents, provisions imposed in connection with any merger, consolidation, sale of shares of the Company or otherwise), other than as may be consented to in advance in a writing solely between the Purchaser and the Company specifically referencing this Section 3(c) of this Agreement. In addition, Company acknowledges and agrees that Purchaser shall not be required to enter into any agreement, instrument or document in connection with the Shares other than this Agreement. In the event Purchaser nonetheless agrees, in its sole discretion, to enter into any such agreement, instrument or document, Company shall ensure that such agreement, instrument or document shall provide that it may not be amended in a manner that affects Purchaser differently and adversely as compared to other holders of equity of the Company that are a party or subject thereto without the prior written consent of the Purchaser.

4. Restrictions on Transfer. The following restrictions on transfer of the Shares will apply:

(a) Securities Laws. No Shares, nor any interest therein, may be sold, assigned, pledged or otherwise transferred at any time or under any circumstances unless: (i) the Shares proposed to be transferred have been registered under the Act and qualified under applicable state securities laws, or (ii) the Company has received, or agreed to waive, an opinion of counsel reasonably acceptable to the Company to the effect that such transfer may be effected without registration under the Act or qualification under the securities laws of relevant states and the proposed transferee has made such representations and agreements as the Company will require to assure compliance with the Act and such laws.

(b) Right of First Refusal.

(i) Offer of Sale; Notice of Proposed Sale or Transfer. In the event that at any time prior to the Company’s Initial Public Offering, Purchaser desires to sell, assign or otherwise transfer any Shares or any interest therein, it will first deliver written notice of its desire to do so (the “Notice”) to the Company. The Notice must specify the number of Shares proposed to be transferred, the name of the person or persons to whom he proposes to transfer such Shares (to the extent disclosure of such name is not prohibited by any confidentiality obligation of Purchaser to the proposed transferee), the price at which such Shares are intended to be transferred and any other material terms of the transaction, which must be bona fide.

(ii) Company’s Option to Purchase. The Company will have an option to purchase all of the Shares offered in the Notice for the price and on the terms specified in such Notice. The Company must exercise such option in full and by giving written notice to Purchaser no later than [***] days after receipt of such Notice.

4

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(iii) Closing of Purchase by Company. In the event the Company duly exercises its option to purchase all of the Shares, the closing of such purchase will take place within five (5) days after the expiration of the aforesaid ten (10) day period, and all payments from the Company shall have been delivered to the Purchaser by this time.

(iv) Failure to Exercise Options to Purchase. If within the [***] day time period specified in Section 4(b)(iii) the Company does not exercise its option to purchase all of the offered Shares, the Company shall be deemed to have forfeited any right to purchase such Shares, and the Purchaser shall be free to complete the proposed transfer, but such transfer will be made only to the proposed transferee or transferees on substantially similar terms as stated in such Notice. Shares that are so transferred will remain subject to Sections 4 through 6, inclusive, of this Agreement, and as a condition to any transfer Purchaser will obtain a written agreement from the transferee by which the transferee agrees to be bound by Sections 4 through 6, inclusive, of this Agreement.

(v) Permitted Transfers. Any portion or all of the Shares may, without compliance with the provisions of Section 4(b), be transferred by the Purchaser to an affiliate or to the Purchaser’s or its affiliates’ stockholders, members, partners or other equity holders, provided that the Shares that are so transferred will remain subject to this Section 4 and as a condition to any transfer Purchaser will obtain a written agreement from the transferee by which the transferee agrees to be bound by this Section 4.

(c) Remedies. No sale, assignment, pledge or other transfer of Shares will be effective or given effect on the books of the Company unless all of the applicable provisions of this Section 4 have been duly complied with. If any transfer of Shares is made or attempted in violation of such restrictions, or if Shares are not offered to the Company as required hereby, the Company will have the right to purchase such Shares from the purported owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

(d) Lock-Up. Purchaser shall not, without the prior written consent of the managing underwriter, sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, the Shares (the “Restricted Securities”), during the 180-day period following the date of the final prospectus relating to the Company’s Initial Public Offering (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation) (the “Lock-Up Period”). Purchaser agrees to execute and deliver such agreements as may be reasonably requested by the Company or the managing underwriters which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser’s Restricted Securities until the end of such period. The underwriters of the Company’s stock are intended third-party beneficiaries of this Section 4(d) and shall have the right, power and authority to enforce the provisions hereof as

5

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

though they were a party hereto. The foregoing provisions of this Section 4(d) shall apply only to the Initial Public Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Purchaser only if all officers and directors are subject to the same restrictions and the Company obtains a similar agreement from all stockholders individually owning more than five percent (5%) of the Company’s outstanding Common Stock on a fully diluted basis. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all stockholders subject to such agreements, based on the number of shares subject to such agreements.

5. Legends. Each certificate representing the Shares will prominently bear legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

a)

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

b)

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN SATISFIED OR THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM REGISTRATION, QUALIFICATION, AND FILINGS IN ALL SUCH JURISDICTIONS.”

c)

“THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF EACH CLASS OF STOCK OR SERIES OF ANY CLASS ARE SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.”

6

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

d)

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO THE TERMS OF A RESTRICTED STOCK PURCHASE AGREEMENT, AS AMENDED FROM TIME TO TIME, BETWEEN THE OWNER OF THIS CERTIFICATE AND THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF THIS AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.”

e)	Any legend required by appropriate blue sky officials.

6. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements, negotiations, representations and proposals, written or oral, relating to such subject matter.

(b) Amendments. Neither this Agreement nor any provision hereof may be changed or modified except by an agreement in writing executed by Purchaser and on behalf of the Company.

(c) Binding Effect of the Agreement. This Agreement will inure to the benefit of, and be binding upon, the Company, Purchaser and their respective estates, heirs, executors, transferees, successors, assigns and legal representatives.

(d) Provisions Severable. In the event that any one or more of the provisions contained herein will, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provisions of this Agreement, and all other provisions will remain in full force and effect. If any of the provisions of this Agreement is held to be excessively broad, it will be reformed and construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by law.

(e) Notices. All notices under this Agreement will be effective (i) upon personal or facsimile delivery, (ii) two (2) business days after deposit in the United States mail as registered or certified mail postage fully prepaid, or (iii) one (1) business day after pickup by any overnight commercial courier service, in each case sent or addressed to the Company at its principal office or to Purchaser at his record address as carried in the stock records of the Company, as the case may be, or at such other address as either may from time to time designate in writing to the other.

(f) Construction. A reference to a Section will mean a Section of this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole. The words “include,” “includes” and “including” when used herein will be deemed in each case to be followed by the words “without limitation.” Whenever the context may require, any pronouns used herein will include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns will include the plural and vice-versa.

7

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(g) Applicable Law. This Agreement will be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would require the application of laws of any other jurisdiction. Purchaser consents to jurisdiction and venue in any state or federal court in the Commonwealth of Massachusetts for the purposes of any action relating to or arising out of this Agreement or any breach or alleged breach hereof, and to service of process in any such action by certified or registered mail, return receipt requested.

(h) Disposition of Shares; Purchase by Nominee or Designee. Any Shares that the Company elects to purchase hereunder may be disposed of by it in such manner as it deems appropriate with or without restrictions on the transfer thereof, and the Company may require their transfer to a nominee or designee as part of any purchase of Shares from Purchaser.

(i) Arbitration. In the event of any dispute, controversy, disagreement or claim arising out of or relating to this Agreement or interpretation of any of the provisions, the same shall be submitted to final and binding arbitration for resolution in accordance with the following procedures: The parties shall first attempt to mediate the matter. If the matter has not been satisfactorily resolved within [***] days after written notice by either party to the other requesting mediation, then the matter shall be referred to arbitration for resolution before a single arbitrator under the then commercial arbitration rules of the American Arbitration Association (the “A.A.A.”), and the decision of the arbitrator shall be final and binding on the parties. If the parties are unable to agree on a single neutral arbitrator, such arbitrator shall be appointed by the A.A.A. The arbitrator shall not have any current or past business or financial relationships with any party to the arbitration or its Affiliates, and shall have experience in the arbitration or mediation of contract disputes. Each party shall be responsible for its proportionate share of the filing fee and the arbitrator’s fee; and otherwise, each party shall be responsible for its own costs and expenses, including travel, consultants, witnesses and attorneys’ fees and disbursements. The arbitrator shall be authorized only to interpret and apply the provisions of this Agreement or any related agreements entered into under this Agreement and shall have no power to modify or change any of the above in any manner. The arbitrator shall have no authority to award punitive, special or consequential damages or any damages inconsistent with this Agreement. The arbitrator shall, within [***] days of the conclusion of the hearing, unless such time is extended by agreement of the parties, notify the parties in writing of his or her decision, stating his or her reasons for such decision and separately listing his or her findings of fact and conclusions of law. The arbitration shall be conducted in Boston, Massachusetts, and shall be governed by the laws of the Commonwealth of Massachusetts, and the decision of the arbitrator shall be final and binding and may be entered in any court of competent jurisdiction. Nothing in this Section 6(i) shall in any way limit the right of a party to seek preliminary and permanent injunctive relief from any court of competent jurisdiction pending an award being issued. The parties agree that all applicable statutes of limitation and time based defenses (i.e. estoppel and laches) shall be tolled whole the procedures set forth in this Section 6(i) are pending. The parties shall cooperate in taking any actions necessary to achieve this result. Each party shall continue to perform its undisputed obligations under this Agreement pending resolution of any dispute arising out of or relating to this Agreement.

8

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

- REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -

9

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Purchase Agreement as of the date first above written.

NEON THERAPEUTICS, INC.

By:
Name:
Title:

PURCHASER:

THE BROAD INSTITUTE, INC.

By:
Name:
Title:

[Signature page to Restricted Stock Purchase Agreement]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.85

Neoantigen Vaccine Product

Neoantigen Vaccine Product means a therapeutic product described as follows:

•	[***]

•	[***]

a)	[***].

b)	[***].

c)	[***].

d)	[***].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.86

NeoVax Product

NeoVax Product means a therapeutic vaccine product described as follows:

•	[***]

•	[***]:

a)	[***].

b)	[***].

c)	[***].

d)	[***].

e)	[***].

f)	[***].